===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                          _________________________

                                   FORM T-1

                      STATEMENT OF ELIGIBILITY UNDER THE
                         TRUST INDENTURE ACT OF 1939
                OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____
                           _______________________

                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)

                                  74-0800980
                   (I.R.S. Employer Identification Number)

      712 MAIN STREET, HOUSTON, TEXAS                           77002
  (Address of principal executive offices)                   (Zip code)

                   LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                     HOUSTON, TEXAS 77002  (713) 216-2448
          (Name, address and telephone number of agent for service)

                           USA WASTE SERVICES, INC.
             (Exact name of obligor as specified in its charter)

               DELAWARE                                  73-1309529
     (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)                 Identification Number)

1001 FANNIN STREET, SUITE 4000, HOUSTON, TEXAS             77002
   (Address of principal executive offices)              (Zip code)

                            SENIOR DEBT SECURITIES
                       (Title of indenture securities)

===============================================================================

ITEM 1.    GENERAL INFORMATION.

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a)   NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING
           AUTHORITY TO WHICH IT IS SUBJECT.

           Comptroller of the Currency, Washington, D.C.
           Federal Deposit Insurance Corporation, Washington, D.C.
           Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

           The trustee is authorized to exercise corporate trust powers.

ITEM 2.    AFFILIATIONS WITH THE OBLIGOR.

           IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

           The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3.    VOTING SECURITIES OF THE TRUSTEE.

           FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                    COL. A                             COL. B
                TITLE OF CLASS                   AMOUNT OUTSTANDING
                --------------                   ------------------

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4.    TRUSTEESHIPS UNDER OTHER INDENTURES.

           IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

           (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

           (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR
           THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

           IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6.    VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
           OFFICIALS.

           FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

     COL. A              COL. B              COL. C              COL. D
                                                              PERCENTAGE OF
                                                            VOTING SECURITIES
                                                             REPRESENTED BY
                                          AMOUNT OWNED       AMOUNT GIVEN IN
   NAME OF OWNER      TITLE OF CLASS      BENEFICIALLY            COL. C
   -------------      --------------      ------------      -----------------
   Not applicable by virtue of Form T-1 General Instruction B and response to
   Item 13.

ITEM 7.    VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
           OFFICIALS.

           FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

     COL. A              COL. B              COL. C              COL. D
                                                              PERCENTAGE OF
                                                            VOTING SECURITIES
                                                             REPRESENTED BY
                                          AMOUNT OWNED       AMOUNT GIVEN IN
   NAME OF OWNER      TITLE OF CLASS      BENEFICIALLY            COL. C
   -------------      --------------      ------------       ----------------

   Not applicable by virtue of Form T-1 General Instruction B and response to
   Item 13.

ITEM 8.    SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

           FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

     COL. A              COL. B              COL. C              COL. D
                                          AMOUNT OWNED
                       WHETHER THE       BENEFICIALLY OR       PERCENT OF
                       SECURITIES      HELD AS COLLATERAL         CLASS
                       ARE VOTING         SECURITY FOR        REPRESENTED BY
                      OR NONVOTING       OBLIGATIONS IN        AMOUNT GIVEN
  TITLE OF CLASS       SECURITIES           DEFAULT              IN COL. C
  --------------      ------------     ------------------     ---------------
     Not applicable by virtue of Form T-1 General Instruction B and response to
     Item 13.

ITEM 9.    SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

           IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

     COL. A              COL. B              COL. C                   COL. D
                                           AMOUNT OWNED
                                         BENEFICIALLY OR            PERCENT OF
                                        HELD AS COLLATERAL            CLASS
  NAME OF ISSUER                          SECURITY FOR            REPRESENTED BY
       AND                AMOUNT          OBLIGATIONS IN           AMOUNT GIVEN
  TITLE OF CLASS       OUTSTANDING      DEFAULT BY TRUSTEE          IN COL. C
  --------------       -----------      ------------------        --------------

  Not applicable by virtue of Form T-1 General Instruction B and response to
  Item 13.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

           IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

     COL. A              COL. B              COL. C                 COL. D
                                          AMOUNT OWNED
                                        BENEFICIALLY OR            PERCENT OF
                                       HELD AS COLLATERAL             CLASS
  NAME OF ISSUER                          SECURITY FOR            REPRESENTED BY
       AND               AMOUNT         OBLIGATIONS IN             AMOUNT GIVEN
  TITLE OF CLASS       OUTSTANDING     DEFAULT BY TRUSTEE           IN COL. C
  --------------       -----------     ------------------         --------------

  Not applicable by virtue of Form T-1 General Instruction B and response to
  Item 13.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

           IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

     COL. A              COL. B               COL. C             COL. D
                                           AMOUNT OWNED
                                          BENEFICIALLY OR       PERCENT OF
                                         HELD AS COLLATERAL        CLASS
  NAME OF ISSUER                           SECURITY FOR        REPRESENTED BY
       AND               AMOUNT           OBLIGATIONS IN        AMOUNT GIVEN
  TITLE OF CLASS       OUTSTANDING       DEFAULT BY TRUSTEE      IN COL. C
  --------------       -----------       ------------------    --------------
  Not applicable by virtue of Form T-1 General Instruction B and response to
  Item 13.

ITEM 12.   INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

           EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


     COL. A                        COL. B                        COL. C

    NATURE OF                      AMOUNT
   INDEBTEDNESS                  OUTSTANDING                    DATE DUE
   ------------                  -----------                    --------

   Not applicable by virtue of Form T-1 General Instruction B and response to
   Item 13.

ITEM 13.   DEFAULTS BY THE OBLIGOR.

     (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)

     (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14.    AFFILIATIONS WITH THE UNDERWRITERS.

           IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 15.   FOREIGN TRUSTEE.

           IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

           Not applicable.

ITEM 16.   LIST OF EXHIBITS.

           LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF
ELIGIBILITY.

           - 1. A copy of the articles of association of the trustee now in effect.

           # 2. A copy of the certificate of authority of the trustee to commence business.

           * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

           + 4.  A copy of the existing bylaws of the trustee.

             5.  Not applicable.

             6. The consent of the United States institutional trustees required by Section 321(b) of the Act.

             7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

             8.  Not applicable.

             9.  Not applicable.

                        NOTE REGARDING INCORPORATED EXHIBITS

     Effective January 20, 1998, the name of the Trustee was changed from Texas Commerce Bank National Association to Chase Bank of Texas, National Association. The exhibits incorporated herein by reference were filed under the former name of the Trustee.
____

     - Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

     #     Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-42814.

     * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

     +     Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-65055.

                                   ________________

                                         NOTE

           Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                      SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, FORMERLY KNOWN AS TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE 12TH DAY OF MAY, 1998.

                                        CHASE BANK OF TEXAS, NATIONAL
                                          ASSOCIATION, AS TRUSTEE


                                        By: /s/ Mauri J. Cowen
                                           ---------------------------------
                                                  Mauri J. Cowen
                                            Vice President and Trust Officer

                                                            EXHIBIT 6



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

     The undersigned is trustee under an Indenture between USA Waste Services, Inc., a Delaware corporation (the "Company"), and Texas Commerce Bank National Association, now known as Chase Bank of Texas, National Association, as Trustee, entered into in connection with the issuance of the Company's Senior Debt Securities.

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        CHASE BANK OF TEXAS, NATIONAL
                                          ASSOCIATION, as Trustee


                                        By: /s/ Mauri J. Cowen
                                           ---------------------------------
                                                Mauri J. Cowen
                                            Vice President and Trust Officer

                              Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                              Federal Deposit Insurance Corporation
                              OMB Number: 3064-0052
                              Office of the Comptroller of the Currency
                              OMB Number: 1657-0081
                              Expires March 31, 2000

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
-------------------------------------------------------------------------------
                                                                         / 1 /
                                    Please refer to page i,
[LOGO]                              Table of Contents, for
                                    the required disclosure
                                    of estimated burden.
-------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1998    (980331)
                                                 ---------
                                                (RCFI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
-------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I,_____________________________________________________________________________
          Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


-------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

-------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.



-------------------------------------------------------------------------------
Director (Trustee)

-------------------------------------------------------------------------------
Director (Trustee)

-------------------------------------------------------------------------------
Director (Trustee)

-------------------------------------------------------------------------------

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
    (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy record of the completed report that the bank places in its files.

-------------------------------------------------------------------------------
FDIC Certificate Number | | | | | | |
                        -------------
                         (RCFI 9050)
                                           CALL NO. 203        31  03-01-98

                                           STRK: 46-3926-00873 STCERT: 48-23262

                                           CHASE BANK OF TEXAS, NATIONAL ASSOC.
                                           712 MAIN STREET
                                           HOUSTON, TX  77001

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
              Corporation, Office of the Comptroller of the Currency

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RC-1
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                             __________
                                                                                                             |  C400  | < -
                                                                                                 ______________________
                                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081     2,613,043 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071           100 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754       314,100 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773     5,386,929 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell ..................... | 1350     1,437,483 |  3.
 4. Loans and lease financing receivables:                           ____________________________| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCFD 2122 |    12,992,627 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCFD 3123 |       206,129 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCFD 3128 |             0 | ////////////////// |  4.c.
                                                                     ____________________________
    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125    12,786,498 |  4.d.
 5. Trading assets (from Schedule RC-D) ........................................................ | 3545        69,491 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145       636,687 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150            43 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130        13,052 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155        14,749 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143       407,001 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160       253,152 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170    23,932,328 | 12.
                                                                                                 ______________________

____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98 ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-2
City, State   Zip:    Houston, TX  77252-2558                                       Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC--CONTINUED

                                                                                               ___________________________
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_______________________________________________________________________________________________ _________________________
LIABILITIES                                                                                   | /////////////////////// |
13. Deposits:                                                                                 | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,              | /////////////////////// |
       part I) .............................................................................. | RCON 2200    17,872,036 | 13.a.
                                                                  ____________________________
       (1) Noninterest-bearing(1) ................................| RCON 6631       8,472,829 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ......................................| RCON 6636       9,399,207 | /////////////////////// | 13.a.(2)
                                                                   ____________________________
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,     | /////////////////////// |
       part II) ............................................................................. | RCFN 2200       726,452 | 13.b.
                                                                   ____________________________
       (1) Noninterest-bearing ................................... | RCFN 6631              0 | /////////////////////// | 13.b.(1)
       (2) Interest-bearing ...................................... | RCFN 6636        726,452 | /////////////////////// | 13.b.(2)
                                                                   ____________________________
14. Federal funds purchased and securities sold under agreements to repurchase .............. | RCFD 2800     2,020,047 | 14.
15. a. Demand notes issued to the U.S. Treasury ............................................. | RCON 2840       644,459 | 15.a.
    b. Trading liabilities (from Schedule RC-D) ............................................. | RCFD 3548        66,064 | 15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under                | /////////////////////// |
    capitalized leases):                                                                      | /////////////////////// |
    a. With a remaining maturity of one year or less ........................................ | RCFD 2332        15,009 | 16.a.
    b. With a remaining maturity of more than one year through three years .................. | RCFD A547           107 | 16.b.
    c. With a remaining maturity of more than three years ................................... | RCFD A548        26,511 | 16.c.
17. Not applicable                                                                            | /////////////////////// |
18. Bank's liability on acceptances executed and outstanding ................................ | RCFD 2920        14,749 | 18.
19. Subordinated notes and debentures(2) .................................................... | RCFD 3200       345,000 | 19.
20. Other liabilities (from Schedule RC-G) .................................................. | RCFD 2930       271,023 | 20.
21. Total liabilities (sum of items 13 through 20) .......................................... | RCFD 2948    22,001,457 | 21.
22. Not applicable                                                                            | /////////////////////// |
EQUITY CAPITAL                                                                                | /////////////////////// |
23. Perpetual preferred stock and related surplus ........................................... | RCFD 3838             0 | 23.
24. Common stock ............................................................................ | RCFD 3230       612,892 | 24.
25. Surplus (exclude all surplus related to preferred stock) ................................ | RCFD 3839       924,675 | 25.
26. a. Undivided profits and capital reserves ............................................... | RCFD 3632       368,108 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ............... | RCFD 8434        25,196 | 26.b.
27. Cumulative foreign currency translation adjustments ..................................... | RCFD 3284             0 | 27.
28. Total equity capital (sum of items 23 through 27) ....................................... | RCFD 3210     1,930,871 | 28.
29. Total liabilities and equity capital (sum of items 21 and 28) ........................... | RCFD 3300    23,932,328 | 29.
                                                                                               ___________________________

To be reported only with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best describes the                       Number
   most comprehensive level of auditing work performed for the bank by independent external             __________________
   auditors as of any date during 1997 ...............................................................  | RCFD 6724     2 | M.1.
                                                                                                        __________________

       >
1 = Independent  audit of the  bank conducted  in  accordance    4 = Directors'  examination  of the  bank  performed  by other
    with generally accepted auditing standards by a certified        external  auditors (may  be required  by state  chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent  audit of the  bank's parent  holding company    5 = Review of  the bank's  financial  statements  by  external
    conducted in accordance with  generally accepted auditing        auditors
    standards  by a certified  public  accounting  firm which    6 = Compilation of the bank's financial statements by external
    submits a  report  on the  consolidated  holding  company        auditors
    (but not on the bank separately)                             7 = Other  audit procedures  (excluding tax  preparation work)
3 = Directors'   examination  of   the  bank   conducted   in    8 = No external audit work
    accordance  with generally  accepted  auditing  standards
    by a certified public accounting firm (may be required by
    state chartering authority)

____________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RC-3
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                                                 __________
                                                                                                                 |  C405  | < -
                                                                                _________________________________ ________
                                                                                |     (Column  A)    |     (Column B)     |
                                                                                |    Consolidated    |      Domestic      |
                                                                                |        Bank        |      Offices       |
                                                                                 ____________________ ____________________
                                                    Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
________________________________________________________________________________ ____________________ ____________________
1. Cash items in process of collection, unposted debits, and currency and       | ////////////////// | ////////////////// |
   coin ....................................................................... | 0022     2,415,801 | ////////////////// | 1.
   a. Cash items in process of collection and unposted debits ................. | ////////////////// | 0020     2,043,052 | 1.a.
   b. Currency and coin ....................................................... | ////////////////// | 0080       372,749 | 1.b.
2. Balances due from depository institutions in the U.S. ...................... | ////////////////// | 0082        77,509 | 2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ...... | 0083             0 | ////////////////// | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions      | ////////////////// | ////////////////// |
      in the U.S. (including their IBFs) ...................................... | 0085        77,509 | ////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks ..... | ////////////////// | 0070        15,182 | 3.
   a. Foreign branches of other U.S. banks .................................... | 0073           969 | ////////////////// | 3.a.
   b. Other banks in foreign countries and foreign central banks .............. | 0074        14,213 | ////////////////// | 3.b.
4. Balances due from Federal Reserve Banks .................................... | 0090       104,651 | 0090       104,651 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal               | ////////////////// | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b) ..................................... | 0010     2,613,143 | 0010     2,613,143 | 5.
                                                                                ___________________________________________

                                                                                                     ______________________
Memorandum                                                               Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,           | ////////////////// |
   column B above) ................................................................................. | 0050        77,409 | M.1.
                                                                                                     ______________________

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                                                                                 __________
                                                                                                                 |  C410  | < -
                                      ___________________________________________________________________________ ________
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       _________________________________________ _________________________________________
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                      ____________________ ____________________ ____________________ ____________________
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________ ____________________ ____________________ ____________________ ____________________
1. U.S. Treasury securities ......... | 0211             0 | 0213             0 | 1286     1,115,471 | 1287     1,113,630 | 1.
2. U.S. Government agency obligations | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2) .............. | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3) ................... | 1294            36 | 1295           186 | 1297       221,617 | 1298       220,996 | 2.b.
                                      _____________________________________________________________________________________

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RC-4
City, State   Zip:    Houston, TX  77252-2558                                         Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-B--CONTINUED

                                      _____________________________________________________________________________________
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       _________________________________________ _________________________________________
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                      ____________________ ____________________ ____________________ ____________________
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________ ____________________ ____________________ ____________________ ____________________
3. Securities issued by states        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and political subdivisions         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   in the U.S.:                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. General obligations ........... | 1676           200 | 1677           200 | 1678             0 | 1679             0 | 3.a.
   b. Revenue obligations ........... | 1681            10 | 1686            10 | 1690             0 | 1691             0 | 3.b.
   c. Industrial development          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      and similar obligations ....... | 1694             0 | 1695             0 | 1696             0 | 1697             0 | 3.c.
4. Mortgage-backed                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities (MBS):                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Pass-through securities:        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA ...................... | 1698             0 | 1699             0 | 1701     1,438,650 | 1702     1,462,245 | 4.a.(1)
      (2) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC ................. | 1703       313,854 | 1705       315,960 | 1706     2,278,260 | 1707     2,292,085 | 4.a.(2)
      (3) Other pass-through          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          securities ................ | 1709             0 | 1710             0 | 1711             0 | 1713             0 | 4.a.(3)
   b. Other mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities (include CMOs,       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      REMICs, and stripped            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      MBS):                           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Issued or guaranteed        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by FNMA, FHLMC,             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          or GNMA ................... | 1714             0 | 1715             0 | 1716       224,755 | 1717       224,928 | 4.b.(1)
      (2) Collateralized              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by MBS issued or            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          guaranteed by FNMA,         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          FHLMC, or GNMA ............ | 1718             0 | 1719             0 | 1731         2,144 | 1732         2,173 | 4.b.(2)
      (3) All other mortgage-backed   | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          securities ................ | 1733             0 | 1734             0 | 1735             0 | 1736             0 | 4.b.(3)
5. Other debt securities:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Other domestic debt             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1737             0 | 1738             0 | 1739             0 | 1741             0 | 5.a.
   b. Foreign debt                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1742             0 | 1743             0 | 1744        24,826 | 1746        24,745 | 5.b.
6. Equity securities:                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Investments in mutual           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      funds and other equity          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities with readily         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      determinable fair values ...... | ////////////////// | ////////////////// | A510             0 | A511             0 | 6.a.
   b. All other equity                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities(1) ................. | ////////////////// | ////////////////// | 1752        46,127 | 1753        46,127 | 6.b.
7. Total (sum of items 1              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   through 6) (total of               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   column A must equal                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC, item 2.a)             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (total of column D must            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   equal Schedule RC,                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   item 2.b) ........................ | 1754       314,100 | 1771       316,356 | 1772     5,351,850 | 1773     5,386,929 | 7.
                                      _____________________________________________________________________________________


_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RC-5
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-B--CONTINUED

                                                                                                             ___________
Memoranda                                                                                                    |   C412  | < -
                                                                                                   ___________ _________
                                                                      Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
1. Pledged securities(1) ........................................................................ | 0416     1,164,614 | M.1.
2. Maturity and repricing data for debt securities(1),(2) (excluding those in                     | ////////////////// |
   nonaccrual status):                                                                            | ////////////////// |
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political  | ////////////////// |
      subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through     | ////////////////// |
      securities other than those backed by closed-end first lien 1-4 family residential          | ////////////////// |
      mortgages with a remaining maturity or repricing frequency of:(3)(4)                        | ////////////////// |
      (1) Three months or less .................................................................. | A549       202,090 | M.2.a.(1)
      (2) Over three months through 12 months ................................................... | A550         5,065 | M.2.a.(2)
      (3) Over one year through three years ..................................................... | A551       149,258 | M.2.a.(3)
      (4) Over three years through five years ................................................... | A552       570,099 | M.2.a.(4)
      (5) Over five years through 15 years ...................................................... | A553       433,069 | M.2.a.(5)
      (6) Over 15 years ......................................................................... | A554            36 | M.2.a.(6)
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential     | ////////////////// |
      mortgages with a remaining maturity or repricing frequency of:(3)(5)                        | ////////////////// |
      (1) Three months or less .................................................................. | A555         1,411 | M.2.b.(1)
      (2) Over three months through 12 months ................................................... | A556        44,102 | M.2.b.(2)
      (3) Over one year through three years ..................................................... | A557       271,325 | M.2.b.(3)
      (4) Over three years through five years ................................................... | A558        67,200 | M.2.b.(4)
      (5) Over five years through 15 years ...................................................... | A559       811,366 | M.2.b.(5)
      (6) Over 15 years ......................................................................... | A560     2,872,780 | M.2.b.(6)
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage  | ////////////////// |
      pass-through securities) with an expected average life of:(6)                               | ////////////////// |
      (1) Three years or less ................................................................... | A561        61,426 | M.2.c.(1)
      (2) Over three years ...................................................................... | A562       165,675 | M.2.c.(2)
   d. Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one year or less  | ////////////////// |
      (included in Memorandum items 2.a through 2.c above) ...................................... | A248       251,212 | M.2.d.
3.-6. Not applicable                                                                              | ////////////////// |
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or     | ////////////////// |
   trading securities during the calendar year-to-date (report the amortized cost at date of sale | ////////////////// |
   or transfer) ................................................................................. | 1778             0 | M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale         | ////////////////// |
   accounts in Schedule RC-B, item 4.b):                                                          | ////////////////// |
   a. Amortized cost ............................................................................ | 8780             0 | M.8.a.
   b. Fair value ................................................................................ | 8781             0 | M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in          | ////////////////// |
   Schedule RC-B, items 2, 3, and 5):                                                             | ////////////////// |
   a. Amortized cost ............................................................................ | 8782             0 | M.9.a.
   b. Fair value ................................................................................ | 8783             0 | M.9.b.
                                                                                                  ______________________

_____________
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RC-6
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                                             __________
                                                                                                             |  C415  | < -
                                                                             __________________________________________

                                                                             |     (Column A)     |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                              ____________________ ____________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
___________________________________________________________________________ ____________________ ____________________
 1. Loans secured by real estate ..........................................| 1410     2,542,120 | ////////////////// |  1.
    a. Construction and land development ..................................| ////////////////// | 1415       601,970 |  1.a.
    b. Secured by farmland (including farm residential and other           | ////////////////// | ////////////////// |
       improvements) ......................................................| ////////////////// | 1420         9,248 |  1.b.
    c. Secured by 1-4 family residential properties:                       | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential     | ////////////////// | ////////////////// |
           properties and extended under lines of credit ..................| ////////////////// | 1797             0 |  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:   | ////////////////// | ////////////////// |
           (a) Secured by first liens .....................................| ////////////////// | 5367       843,138 |  1.c.(2)(a)
           (b) Secured by junior liens ....................................| ////////////////// | 5368       359,670 |  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties ..........| ////////////////// | 1460        78,689 |  1.d.
    e. Secured by nonfarm nonresidential properties .......................| ////////////////// | 1480       649,405 |  1.e.
 2. Loans to depository institutions:                                      | ////////////////// | ////////////////// |
    a. To commercial banks in the U.S. ....................................| ////////////////// | 1505        12,171 |  2.a.
       (1) To U.S. branches and agencies of foreign banks .................| 1506             0 | ////////////////// |  2.a.(1)
       (2) To other commercial banks in the U.S. ..........................| 1507        12,171 | ////////////////// |  2.a.(2)
    b. To other depository institutions in the U.S. .......................| 1517           504 | 1517           504 |  2.b.
    c. To banks in foreign countries ......................................| ////////////////// | 1510        29,949 |  2.c.
       (1) To foreign branches of other U.S. banks ........................| 1513        19,668 | ////////////////// |  2.c.(1)
       (2) To other banks in foreign countries ............................| 1516        10,281 | ////////////////// |  2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers ...| 1590        38,193 | 1590        38,193 |  3.
 4. Commercial and industrial loans:                                       | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ......................................| 1763     5,929,584 | 1763     5,856,475 |  4.a.
    b. To non-U.S. addressees (domicile) ..................................| 1764       275,093 | 1764       230,660 |  4.b.
 5. Acceptances of other banks:                                            | ////////////////// | ////////////////// |
    a. Of U.S. banks ......................................................| 1756             0 | 1756             0 |  5.a.
    b. Of foreign banks ...................................................| 1757             0 | 1757             0 |  5.b.
 6. Loans to individuals for household, family, and other personal         | ////////////////// | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper) ........| ////////////////// | 1975     2,237,515 |  6.
    a. Credit cards and related plans (includes check credit and other     | ////////////////// | ////////////////// |
       revolving credit plans) ............................................| 2008       126,890 | ////////////////// |  6.a.
    b. Other (includes single payment, installment, and all student loans) | 2011     2,110,625 | ////////////////// |  6.b.
 7. Loans to foreign governments and official institutions (including      | ////////////////// | ////////////////// |
    foreign central banks) ................................................| 2081         9,469 | 2081         5,505 |  7.
 8. Obligations (other than securities and leases) of states and political | ////////////////// | ////////////////// |
    subdivisions in the U.S. (includes nonrated industrial development     | ////////////////// | ////////////////// |
    obligations) ..........................................................| 2107        10,780 | 2107        10,780 |  8.
 9. Other loans ...........................................................| 1563     1,772,988 | ////////////////// |  9.
    a. Loans for purchasing or carrying securities (secured and unsecured) | ////////////////// | 1545        77,576 |  9.a.
    b. All other loans (exclude consumer loans) ...........................| ////////////////// | 1564     1,695,412 |  9.b.
10. Lease financing receivables (net of unearned income) ..................| ////////////////// | 2165       134,261 | 10.
    a. Of U.S. addressees (domicile) ......................................| 2182       133,806 | ////////////////// | 10.a.
    b. Of non-U.S. addressees (domicile) ..................................| 2183           455 | ////////////////// | 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above .......| 2123             0 | 2123             0 | 11.
12. Total loans and leases, net of unearned income (sum of items 1         | ////////////////// | ////////////////// |
    through 10 minus item 11) (total of column A must equal                | ////////////////// | ////////////////// |
    Schedule RC, item 4.a) ................................................| 2122    12,992,627 | 2122    12,871,121 | 12.
                                                                           ___________________________________________

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RC-7
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-C--CONTINUED
PART I. CONTINUED

Memoranda                                                                                    ___________________________
                                                                 Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_____________________________________________________________________________________________ _________________________
1. Not applicable                                                                            | /////////////////////// |
2. Loans and leases restructured and in compliance with modified terms (included in Schedule | /////////////////////// |
   RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N,          | /////////////////////// |
   Memorandum item 1):                                                                       | /////////////////////// |
   a. Loans secured by real estate:                                                          | /////////////////////// |
      (1) To U.S. addressees (domicile) .................................................... | RCFD 1687             0 | M.2.a.(1)
      (2) To non-U.S. addressees (domicile) ................................................ | RCFD 1689             0 | M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to individuals for  | /////////////////////// |
      household, family, and other personal expenditures) .................................. | RCFD 8691             0 | M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of non-U.S.         | /////////////////////// |
      addresses (domicile) included in Memorandum item 2.b above ........................... | RCFD 8692             0 | M.2.c.
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):  | /////////////////////// |
   a. Closed-end loans secured by first liens on 1-4 family residential properties           | /////////////////////// |
      in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)     | /////////////////////// |
      with a remaining maturity or repricing frequency of:(1)(2)                             | /////////////////////// |
      (1) Three months or less ............................................................. | RCON A564        47,606 | M.3.a.(1)
      (2) Over three months through 12 months .............................................. | RCON A565        99,261 | M.3.a.(2)
      (3) Over one year through three years ................................................ | RCON A566        51,217 | M.3.a.(3)
      (4) Over three years through five years .............................................. | RCON A567        45,401 | M.3.a.(4)
      (5) Over five years through 15 years ................................................. | RCON A568       216,044 | M.3.a.(5)
      (6) Over 15 years .................................................................... | RCON A569       370,918 | M.3.a.(6)
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) | /////////////////////// |
      EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties | /////////////////////// |
      in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)     | /////////////////////// |
      with a remaining maturity or repricing frequency of:(1)(3)                             | /////////////////////// |
      (1) Three months or less ............................................................. | RCFD A570     7,959,482 | M.3.b.(1)
      (2) Over three months through 12 months .............................................. | RCFD A571     1,084,628 | M.3.b.(2)
      (3) Over one year through three years ................................................ | RCFD A572       823,297 | M.3.b.(3)
      (4) Over three years through five years .............................................. | RCFD A573     1,545,877 | M.3.b.(4)
      (5) Over five years through 15 years ................................................. | RCFD A574       615,329 | M.3.b.(5)
      (6) Over 15 years .................................................................... | RCFD A575        62,922 | M.3.b.(6)
   c. Fixed rate AND floating rate loans and leases (reported in Schedule RC-C, part I,      | /////////////////////// |
      items 1 through 10, column A) with a REMAINING MATURITY of one year or less .......... | RCFD A247     4,882,937 | M.3.c.
   d. Fixed rate AND floating rate loans secured by nonfarm nonresidential properties in     | /////////////////////// |
      domestic offices (reported in Schedule RC-C, part I, item 1.e, column B) with a        | /////////////////////// |
      REMAINING MATURITY of over five years ................................................ | RCON A577       110,984 | M.3.d.
   e. Fixed rate AND floating rate commercial and industrial loans (reported in              | /////////////////////// |
      Schedule RC-C, part I, item 4, column A) with a REMAINING MATURITY of over three years | RCFD A578     2,829,131 | M.3.e.
                                                                                             ___________________________

_____________
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RC-8
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-C--CONTINUED
PART I. CONTINUED

Memoranda (continued)                                                                            __________________________
                                                                     Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_________________________________________________________________________________________________ _________________________
4. Loans to finance commercial real estate, construction, and land development activities        | /////////////////////// |
   (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A,      | /////////////////////// |
   page RC-6(1) ................................................................................ | RCFD 2746       630,436 | M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6) ............... | RCFD 5369        88,426 | M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties  | /////////////////////// |
   in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B, page RC-6) | RCON 5370       171,992 | M.6.
                                                                                                 ___________________________

_____________

(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.



SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                  __________
                                                                                                                  |  C420  | < -
                                                                                                 _________________ ________
                                                                     Dollar Amounts in Thousands | /////////  Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
ASSETS                                                                                           | /////////////////////// |
 1. U.S. Treasury securities in domestic offices ............................................... | RCON 3531             0 |  1.
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-backed securities). | RCON 3532             0 |  2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ..... | RCON 3533             0 |  3.
 4. Mortgage-backed securities (MBS) in domestic offices:                                        | /////////////////////// |
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA .................... | RCON 3534             0 |  4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA             | /////////////////////// |
       (include CMOs, REMICs, and stripped MBS) ................................................ | RCON 3535             0 |  4.b.
    c. All other mortgage-backed securities .................................................... | RCON 3536             0 |  4.c.
 5. Other debt securities in domestic offices .................................................. | RCON 3537             0 |  5.
 6.-8. Not applicable.                                                                           | /////////////////////// |
 9. Other trading assets in domestic offices ................................................... | RCON 3541             0 |  9.
10. Trading assets in foreign offices .......................................................... | RCFN 3542             0 | 10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity    | /////////////////////// |
    contracts:                                                                                   | /////////////////////// |
    a. In domestic offices ..................................................................... | RCON 3543        69,014 | 11.a.
    b. In foreign offices ...................................................................... | RCFN 3543           477 | 11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) .......... | RCFD 3545        69,491 | 12.
                                                                                                 ___________________________
                                                                                                 ___________________________
                                                                                                 | /////////  Bil Mil Thou |
LIABILITIES                                                                                       _________________________
13. Liability for short positions .............................................................. | RCFD 3546             0 | 13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity   | /////////////////////// |
    contracts .................................................................................. | RCFD 3547        66,064 | 14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ..... | RCFD 3548        66,064 | 15.
                                                                                                 ___________________________


Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RC-9
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                                __________
                                                                                                                |  C425  | < -
                                                          _______________________________________________________________
                                                          |                                         |   Nontransaction   |
                                                          |          Transaction  Accounts          |      Accounts      |
                                                          _________________________________________ ____________________
                                                          |     (Column A)     |    (Column B)      |     (Column C)     |
                                                          |  Total transaction |    Memo: Total     |        Total       |
                                                          | accounts (including|  demand deposits   |   nontransaction   |
                                                          |    total demand    |   (included in     |      accounts      |
                                                          |      deposits)     |     column A)      |  (including MMDAs) |
                                                           ____________________ ____________________ ____________________
                              Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
__________________________________________________________ ____________________ ____________________ ____________________
Deposits of:                                              | ////////////////// | ////////////////// | ////////////////// |
1. Individuals, partnerships, and corporations .......... | 2201     5,987,386 | 2240     5,547,030 | 2346    10,805,287 | 1.
2. U.S. Government ...................................... | 2202        10,444 | 2280         8,252 | 2520         1,028 | 2.
3. States and political subdivisions in the U.S. ........ | 2203       127,739 | 2290        66,038 | 2530       179,905 | 3.
4. Commercial banks in the U.S. ......................... | 2206       616,767 | 2310       616,767 | 2550             0 | 4.
5. Other depository institutions in the U.S. ............ | 2207        36,527 | 2312        36,527 | 2349             0 | 5.
6. Banks in foreign countries ........................... | 2213        32,131 | 2320        32,131 | 2236             0 | 6.
7. Foreign governments and official institutions          | ////////////////// | ////////////////// | ////////////////// |
   (including foreign central banks) .................... | 2216         1,330 | 2300         1,330 | 2377             0 | 7.
8. Certified and official checks ........................ | 2330        73,492 | 2330        73,492 | ////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of               | ////////////////// | ////////////////// | ////////////////// |
   columns A and C must equal Schedule RC,                | ////////////////// | ////////////////// | ////////////////// |
   item 13.a) ........................................... | 2215     6,885,816 | 2210     6,381,567 | 2385    10,986,220 | 9.
                                                          ________________________________________________________________

Memoranda
                                                                                                  ______________________
                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                  | ////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ....................... | 6835       713,867 | M.1.a.
   b. Total brokered deposits ................................................................... | 2365             0 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                    | ////////////////// |
      (1) Issued in denominations of less than $100,000 ......................................... | 2343             0 | M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than             | ////////////////// |
          $100,000 and participated out by the broker in shares of $100,000 or less ............. | 2344             0 | M.1.c.(2)
   d. Maturity data for brokered deposits:                                                        | ////////////////// |
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining        | ////////////////// |
          maturity of one year or less (included in Memorandum item 1.c.(1) above) .............. | A243             0 | M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining          | ////////////////// |
          maturity of one year or less (included in Memorandum item 1.b above) .................. | A244             0 | M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.     | ////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law)   | ////////////////// |
      (to be completed for the December report only) ............................................ | 5590           N/A | M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d           | ////////////////// |
   must equal item 9, column C above):                                                            | ////////////////// |
   a. Savings deposits:                                                                           | ////////////////// |
      (1) Money market deposit accounts (MMDAs) ................................................. | 6810     4,379,344 | M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) ............................................... | 0352     3,182,694 | M.2.a.(2)
   b. Total time deposits of less than $100,000 ................................................. | 6648     2,427,519 | M.2.b.
   c. Total time deposits of $100,000 or more ................................................... | 2604       996,663 | M.2.c.
3. All NOW accounts (included in column A above) ................................................ | 2398       504,249 | M.3.
                                                                                                   ______________________
4. Not applicable

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-10
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-E--CONTINUED

PART I. CONTINUED

Memoranda (continued)
                                                                                                  ______________________
                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
5. Maturity and repricing data for time deposits of less than $100,000:                           | ////////////////// |
   a. Time deposits of less than $100,000 with a remaining maturity or repricing frequency        | ////////////////// |
      of:(1)(2)                                                                                   | ////////////////// |
      (1) Three months or less .................................................................. | A579     1,565,022 | M.5.a.(1)
      (2) Over three months through 12 months ................................................... | A580       391,229 | M.5.a.(2)
      (3) Over one year through three years ..................................................... | A581       391,268 | M.5.a.(3)
      (4) Over three years ...................................................................... | A582        80,000 | M.5.a.(4)
   b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING MATURITY  | ////////////////// |
      of one year or less (included in Memorandum items 5.a.(1) through 5.a.(4) above) .......... | A241     1,956,251 | M.5.b.
6. Maturity and repricing data for time deposits of $100,000 or more:                             | ////////////////// |
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of:(1)(3)| ////////////////// |
      (1) Three months or less .................................................................. | A584       741,523 | M.6.a.(1)
      (2) Over three months through 12 months ................................................... | A585       182,985 | M.6.a.(2)
      (3) Over one year through three years ..................................................... | A586        54,218 | M.6.a.(3)
      (4) Over three years ...................................................................... | A587        17,937 | M.6.a.(4)
   b. Fixed rate AND floating rate time deposits of $100,000 or more with a REMAINING MATURITY of | ////////////////// |
      one year or less (included in Memorandum items 6.a.(1) through 6.a.(4) above) ............. | A242       924,508 | M.6.b.
                                                                                                  ______________________


_____________
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-11
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-E--CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
AGREEMENT SUBSIDIARIES AND IBFS)

                                                                                                   ______________________
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
Deposits of:                                                                                       | ////////////////// |
1. Individuals, partnerships, and corporations ................................................... | 2621       333,152 | 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................ | 2623       393,300 | 2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) ... | 2625             0 | 3.
4. Foreign governments and official institutions (including foreign central banks) ............... | 2650             0 | 4.
5. Certified and official checks ................................................................. | 2330             0 | 5.
6. All other deposits ............................................................................ | 2668             0 | 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) .......................... | 2200       726,452 | 7.
                                                                                                   ______________________

Memorandum                                                                                         ______________________
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
___________________________________________________________________________________________________ _____________________
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above) | A245       726,452 | M.1.
                                                                                                   ______________________

SCHEDULE RC-F--OTHER ASSETS

                                                                                                                   __________
                                                                                                                   |  C430  | < -
                                                                                                  _________________ ________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. Income earned, not collected on loans ........................................................ | RCFD 2164        85,343 | 1.
2. Net deferred tax assets(1) ................................................................... | RCFD 2148        22,439 | 2.
3. Interest-only strips receivable (not in the form of a security)(2) on:                         | /////////////////////// |
   a. Mortgage loans ............................................................................ | RCFD A519             0 | 3.a.
   b. Other financial assets .................................................................... | RCFD A520             0 | 3.b.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................ | RCFD 2168       145,370 | 4.
      _____________                                                    ___________________________
   a. | TEXT 3549 |____________________________________________________| RCFD 3549 |              | /////////////////////// | 4.a.
       ___________
   b. | TEXT 3550 |____________________________________________________| RCFD 3550 |              | /////////////////////// | 4.b.
       ___________
   c. | TEXT 3551 |____________________________________________________| RCFD 3551 |              | /////////////////////// | 4.c.
      _____________
                                                                      ____________________________
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ........................... | RCFD 2160       253,152 | 5.
                                                                                                  ___________________________

                                                                                                  ___________________________
Memorandum                                                            Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. Deferred tax assets disallowed for regulatory capital purposes ............................... | RCFD 5610             0 | M.1.
                                                                                                  ___________________________


SCHEDULE RC-G--OTHER LIABILITIES
                                                                                                                   __________
                                                                                                                   |  C435  | < -
                                                                                                  _________________ ________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. a. Interest accrued and unpaid on deposits in domestic offices(3) ............................ | RCON 3645        24,035 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ................. | RCFD 3646       223,075 | 1.b.
2. Net deferred tax liabilities(1) .............................................................. | RCFD 3049           394 | 2.
3. Minority interest in consolidated subsidiaries ............................................... | RCFD 3000             0 | 3.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................ | RCFD 2938        23,519 | 4.
      _____________                                                    ___________________________
   a. | TEXT 3552 | Accrued Interst Payable Failed Securities Purchase | RCFD 3552 |       12,472 | /////////////////////// | 4.a.
       ___________ ____________________________________________________

   b. | TEXT 3553 |____________________________________________________| RCFD 3553 |              | /////////////////////// | 4.b.
       ___________
   c. | TEXT 3554 |____________________________________________________| RCFD 3554 |              | /////////////////////// | 4.c.
      ____________________________________________________________________________________________
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ........................... | RCFD 2930       271,023 | 5.
                                                                                                  ___________________________

____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-12
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                               __________
                                                                                                               |  C440  | < -
                                                                                                   _____________________
                                                                                                   |  Domestic Offices  |
                                                                                                   _____________________
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Customers' liability to this bank on acceptances outstanding .................................. | 2155        14,749 |  1.
2. Bank's liability on acceptances executed and outstanding ...................................... | 2920        14,749 |  2.
3. Federal funds sold and securities purchased under agreements to resell ........................ | 1350     1,437,483 |  3.
4. Federal funds purchased and securities sold under agreements to repurchase .................... | 2800     2,020,047 |  4.
5. Other borrowed money .......................................................................... | 3190        41,627 |  5.
   EITHER                                                                                          | ////////////////// |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ................... | 2163           N/A |  6.
   OR                                                                                              | ////////////////// |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 2941       603,770 |  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and       | ////////////////// |
   IBFs) ......................................................................................... | 2192    23,808,156 |  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and    | ////////////////// |
   IBFs) ......................................................................................... | 3129    21,273,514 |  9.
                                                                                                   ______________________
                                                                                                   ______________________
In items 10-17, report the amortized (historical) cost of both held-to-maturity and                | RCON  Bil Mil Thou |
available-for-sale securities in domestic offices.                                                 ____________________
                                                                                                   | ////////////////// |
10. U.S. Treasury securities ..................................................................... | 1039     1,115,471 | 10.
11. U.S. Government agency obligations (exclude mortgage-backed securities) ...................... | 1041       221,653 | 11.
12. Securities issued by states and political subdivisions in the U.S. ........................... | 1042           210 | 12.
13. Mortgage-backed securities (MBS):                                                              | ////////////////// |
    a. Pass-through securities:                                                                    | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA .......................................... | 1043     4,030,764 | 13.a.(1)
       (2) Other pass-through securities ......................................................... | 1044             0 | 13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                  | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA .......................................... | 1209       224,755 | 13.b.(1)
       (2) All other mortgage-backed securities .................................................. | 1280         2,144 | 13.b.(2)
14. Other domestic debt securities ............................................................... | 1281             0 | 14.
15. Foreign debt securities ...................................................................... | 1282        24,826 | 15.
16. Equity securities:                                                                             | ////////////////// |
    a. Investments in mutual funds and other equity securities with readily                        | ////////////////// |
       determinable fair values .................................................................. | A510             0 | 16.a.
    b. All other equity securities ............................................................... | 1752        46,127 | 16.b.
17. Total amortized (historical) cost of both held-to-maturity and available-for-sale              | ////////////////// |
    securities (sum of items 10 through 16) ...................................................... | 1374     5,665,950 | 17.
                                                                                                   ______________________

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
                                                                                                   ______________________
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
   EITHER                                                                                          | ////////////////// |
1. Net due from the IBF of the domestic offices of the reporting bank ............................ | 3051           N/A | M.1.
   OR                                                                                              | ////////////////// |
2. Net due to the IBF of the domestic offices of the reporting bank .............................. | 3059           N/A | M.2.
                                                                                                     ______________________

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-13
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS
TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.

                                                                                                                __________
                                                                                                                |  C445  | < -
                                                                                                    ____________ ________
                                                                        Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ................. | 2133           N/A | 1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,            | ////////////////// |
    item 12, column A) ............................................................................ | 2076           N/A | 2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,                | ////////////////// |
    column A) ..................................................................................... | 2077           N/A | 3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ..................................... | 2898           N/A | 4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,         | ////////////////// |
    part II, items 2 and 3) ....................................................................... | 2379           N/A | 5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ..... | 2381           N/A | 6.
                                                                                                    ______________________

SCHEDULE RC-K--QUARTERLY AVERAGES(1)

                                                                                                                __________
                                                                                                                |  C455  |  < -
                                                                                               _________________ ________
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_______________________________________________________________________________________________ _________________________
ASSETS                                                                                         | /////////////////////// |
 1. Interest-bearing balances due from depository institutions ............................... | RCFD 3381           100 |  1.
 2. U.S. Treasury securities and U.S. Government agency obligations(2) ....................... | RCFD 3382     5,437,815 |  2.
 3. Securities issued by states and political subdivisions in the U.S.(2) .................... | RCFD 3383           210 |  3.
 4. a. Other debt securities(2) .............................................................. | RCFD 3647        83,060 |  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) . | RCFD 3648        46,127 |  4.b.
 5. Federal funds sold and securities purchased under agreements to resell ................... | RCFD 3365       576,443 |  5.
 6. Loans:                                                                                     | /////////////////////// |
    a. Loans in domestic offices:                                                              | /////////////////////// |
       (1) Total loans ....................................................................... | RCON 3360    12,527,932 |  6.a.(1)
       (2) Loans secured by real estate ...................................................... | RCON 3385     2,573,922 |  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ............... | RCON 3386        46,004 |  6.a.(3)
       (4) Commercial and industrial loans ................................................... | RCON 3387     6,018,727 |  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures ....... | RCON 3388     2,401,825 |  6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ............. | RCFN 3360       140,321 |  6.b.
 7. Trading assets ........................................................................... | RCFD 3401        56,565 |  7.
 8. Lease financing receivables (net of unearned income) ..................................... | RCFD 3484       134,005 |  8.
 9. Total assets(4) .......................................................................... | RCFD 3368    22,327,336 |  9.
LIABILITIES                                                                                    | /////////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,     | /////////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ............. | RCON 3485       449,118 | 10.
11. Nontransaction accounts in domestic offices:                                               | /////////////////////// |
    a. Money market deposit accounts (MMDAs) ................................................. | RCON 3486     4,180,374 | 11.a.
    b. Other savings deposits ................................................................ | RCON 3487     3,081,120 | 11.b.
    c. Time deposits of $100,000 or more ..................................................... | RCON A514       973,974 | 11.c.
    d. Time deposits of less than $100,000 ................................................... | RCON A529     2,459,375 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs .. | RCFN 3404       867,624 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase ............... | RCFD 3353     1,860,712 | 13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized     | /////////////////////// |
    leases) .................................................................................. | RCFD 3355        52,721 | 14.
                                                                                               ___________________________

_____________
(1) For all items, banks have the option of reporting either (1) an average
    of daily figures for the quarter,     or (2) an average of weekly figures
    (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-14
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                __________
                                                                                                                |  C460  |  < -
                                                                                                    ____________ ________
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
 1. Unused commitments:                                                                             | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity    | ////////////////// |
       lines ...................................................................................... | 3814             0 |  1.a.
    b. Credit card lines .......................................................................... | 3815             0 |  1.b.
    c. Commercial real estate, construction, and land development:                                  | ////////////////// |
       (1) Commitments to fund loans secured by real estate ....................................... | 3816       647,020 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ................................... | 6550       390,700 |  1.c.(2)
    d. Securities underwriting .................................................................... | 3817             0 |  1.d.
    e. Other unused commitments ................................................................... | 3818     8,309,146 |  1.e.
 2. Financial standby letters of credit and foreign office guarantees ............................. | 3819     1,189,412 |  2.
                                                                         ___________________________
    a. Amount of financial standby letters of credit conveyed to others  | RCFD 3820 |       82,641 | ////////////////// |  2.a.
                                                                         ___________________________
 3. Performance standby letters of credit and foreign office guarantees ........................... | 3821       159,338 |  3.
                                                                         ___________________________
    a. Amount of performance standby letters of credit conveyed to others| RCFD 3822 |          666 | ////////////////// |  3.a.
                                                                         ___________________________
 4. Commercial and similar letters of credit ...................................................... | 3411       210,606 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by the      | ////////////////// |
    reporting bank ................................................................................ | 3428             0 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      | ////////////////// |
    (nonaccepting) bank ........................................................................... | 3429             0 |  6.
 7. Securities borrowed ........................................................................... | 3432             0 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified against | ////////////////// |
    loss by the reporting bank) ................................................................... | 3433             0 |  8.
 9. Financial assets transferred with recourse that have been treated as sold for                   | ////////////////// |
    Call Report purposes:                                                                           | ////////////////// |
    a. First lien 1-to-4 family residential mortgage loans:                                         | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | A521             0 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | A522             0 |  9.a.(2)
    b. Other financial assets (excluding small business obligations reported in item 9.c):          | ////////////////// |
       (1) Outstanding principal balance of assets transferred as of the report date .............. | A523             0 |  9.b.(1)
       (2) Amount of recourse exposure on these assets as of the report date ...................... | A524             0 |  9.b.(2)
    c. Small business obligations transferred with recourse under Section 208 of the                | ////////////////// |
       Riegle Community Development and Regulatory Improvement Act of 1994:                         | ////////////////// |
       (1) Outstanding principal balance of small business obligations transferred                  | ////////////////// |
           as of the report date .................................................................. | A249             0 |  9.c.(1)
       (2) Amount of retained recourse on these obligations as of the report date ................. | A250             0 |  9.c.(2)
10. Notional amount of credit derivatives:                                                          | ////////////////// |
    a. Credit derivatives on which the reporting bank is the guarantor ............................ | A534             0 | 10.a.
    b. Credit derivatives on which the reporting bank is the beneficiary .......................... | A535             0 | 10.b.
11. Spot foreign exchange contracts ............................................................... | 8765       677,103 | 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and    | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 3430             0 | 12.
                                                                                                    | ////////////////// |
       _____________                                                     ___________________________
    a. | TEXT 3555 |_____________________________________________________| RCFD 3555 |              | ////////////////// | 12.a.
        ___________
    b. | TEXT 3556 |_____________________________________________________| RCFD 3556 |              | ////////////////// | 12.b.
        ___________
    c. | TEXT 3557 |_____________________________________________________| RCFD 3557 |              | ////////////////// | 12.c.
        ___________
    d. | TEXT 3558 |                                                     | RCFD 3558 |              | ////////////////// | 12.d.
       ___________________________________________________________________________________________________________________


Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-15
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-L--CONTINUED

                                                                                                    ______________________
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and         | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 5591             0 | 13.
                                                                                                    | ////////////////// |
       _____________                                                     ___________________________
    a. | TEXT 5592 |_____________________________________________________| RCFD 5592 |              | ////////////////// | 13.a.
        ___________
    b. | TEXT 5593 |_____________________________________________________| RCFD 5593 |              | ////////////////// | 13.b.
        ___________
    c. | TEXT 5594 |_____________________________________________________| RCFD 5594 |              | ////////////////// | 13.c.
        ___________
    d. | TEXT 5595 |                                                     | RCFD 5595 |              | ////////////////// | 13.d.
       ___________________________________________________________________________________________________________________

                                                                                                              ____________
                                                                                                              |   C461   | < -
                                             _________________________________________________________________ __________
                                             |    (Column A)    |    (Column B)    |    (Column C)    |    (Column D)    |
                 Dollar Amounts in Thousands |   Interest Rate  | Foreign Exchange | Equity Derivative|   Commodity and  |
_____________________________________________|    Contracts     |     Contracts    |     Contracts    |  Other Contracts |
       Off-balance Sheet Derivatives          __________________ __________________ __________________ __________________
|            Position Indicators             |Tril Bil Mil Thou |Tril Bil Mil Thou |Tril Bil Mil Thou |Tril Bil Mil Thou |
_____________________________________________ __________________ __________________ __________________ __________________
14. Gross amounts (e.g., notional            | //////////////// | //////////////// | //////////////// | //////////////// |
    amounts) (for each column, sum of        | //////////////// | //////////////// | //////////////// | //////////////// |
    items 14.a through 14.e must equal       | //////////////// | //////////////// | //////////////// | //////////////// |
    sum of items 15, 16.a, and 16.b):        | //////////////// | //////////////// | //////////////// | //////////////// |
                                              __________________ __________________ __________________ __________________
    a. Futures contracts ................... |                0 |                0 |                0 |                0 | 14.a.
                                              __________________ __________________ __________________ __________________
                                             |    RCFD 8693     |    RCFD 8694     |    RCFD 8695     |    RCFD 8696     |
                                              __________________ __________________ __________________ __________________
    b. Forward contracts ................... |                0 |          944,272 |                0 |                0 | 14.b.
                                              __________________ __________________ __________________ __________________
                                             |    RCFD 8697     |    RCFD 8698     |    RCFD 8699     |    RCFD 8700     |
                                              __________________ __________________ __________________ __________________
    c. Exchange-traded option contracts:     | //////////////// | //////////////// | //////////////// | //////////////// |
                                              __________________ __________________ __________________ __________________
       (1) Written options ................. |        1,300,000 |                0 |                0 |                0 | 14.c.(1)
                                              __________________ __________________ __________________ __________________|
                                             |    RCFD 8701     |    RCFD 8702     |    RCFD 8703     |    RCFD 8704     |
                                              __________________ __________________ __________________ __________________
       (2) Purchased options ............... |        1,300,000 |                0 |                0 |                0 | 14.c.(2)
                                              __________________ __________________ __________________ __________________|
                                             |    RCFD 8705     |    RCFD 8706     |    RCFD 8707     |    RCFD 8708     |
                                              __________________ __________________ __________________ __________________
    d. Over-the-counter option contracts:    | //////////////// | //////////////// | //////////////// | //////////////// |
                                              __________________ __________________ __________________ __________________
       (1) Written options ................. |        1,232,372 |           45,377 |          299,092 |                0 | 14.d.(1)
                                              __________________ __________________ __________________ __________________|
                                             |    RCFD 8709     |    RCFD 8710     |    RCFD 8711     |    RCFD 8712     |
                                              __________________ __________________ __________________ __________________
       (2) Purchased options ............... |        1,467,372 |           45,377 |          299,092 |                0 | 14.d.(2)
                                              __________________ __________________ __________________ __________________|
                                             |    RCFD 8713     |    RCFD 8714     |    RCFD 8715     |    RCFD 8716     |
                                              __________________ __________________ __________________ __________________
    e. Swaps ............................... |        6,449,380 |              194 |                0 |                0 | 14.e.
                                              __________________ __________________ __________________ __________________
                                             |    RCFD 3450     |    RCFD 3826     |    RCFD 8719     |    RCFD 8720     |
                                              __________________ __________________ __________________ __________________
15. Total gross notional amount of           | //////////////// | //////////////// | //////////////// | //////////////// |
    derivative contracts held for trading .. |        7,656,187 |        1,035,220 |          598,184 |                0 | 15.
                                              __________________ __________________ __________________ __________________
                                             |    RCFD A126     |    RCFD A127     |    RCFD 8723     |    RCFD 8724     |
                                              __________________ __________________ __________________ __________________
16. Gross notional amount of                 | //////////////// | //////////////// | //////////////// | //////////////// |
    derivative contracts held for            | //////////////// | //////////////// | //////////////// | //////////////// |
    purposes other than trading:             | //////////////// | //////////////// | //////////////// | //////////////// |
                                              __________________ __________________ __________________ __________________
    a. Contracts marked to market .......... |          235,000 |                0 |                0 |                0 | 16.a.
                                              __________________ __________________ __________________ __________________
                                             |    RCFD 8725     |    RCFD 8726     |    RCFD 8727     |    RCFD 8728     |
                                              __________________ __________________ __________________ __________________
    b. Contracts not marked to market ...... |        3,857,937 |                0 |                0 |                0 | 16.b.
                                              __________________ __________________ __________________ __________________
                                             |    RCFD 8729     |    RCFD 8730     |    RCFD 8731     |    RCFD 8732     |
                                              __________________ __________________ __________________ __________________
    c. Interest rate swaps where the bank    | //////////////// | //////////////// | //////////////// | //////////////// |
       has agreed to pay a fixed rate ...... |            7,937 | //////////////// | //////////////// | //////////////// | 16.c.
                                              __________________ __________________ __________________ __________________
                                             |    RCFD A589     | //////////////// | //////////////// | //////////////// |
                                             _____________________________________________________________________________


Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-16
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-L--CONTINUED

                                                                                                                __________
                                                                                                                |  C462  | < -
                                     ___________________________________________________________________________ _________
                                     |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
         Dollar Amounts in Thousands |    Interest Rate   |  Foreign Exchange  |  Equity Derivative |    Commodity and   |
_____________________________________|      Contracts     |      Contracts     |      Contracts     |   Other Contracts  |
    Off-balance Sheet Derivatives     ____________________ ____________________ ____________________ ____________________
|        Position Indicators         | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
_____________________________________ ____________________ ____________________ ____________________ ____________________
17. Gross fair values of             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    derivative contracts:            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    a. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading:                      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8733        38,299 | 8734        24,262 | 8735        26,422 | 8736             0 | 17.a.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8737        35,303 | 8738        24,286 | 8739        26,422 | 8740             0 | 17.a.(2)
    b. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are marked       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       to market:                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8741            45 | 8742             0 | 8743             0 | 8744             0 | 17.b.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8745             0 | 8746             0 | 8747             0 | 8748             0 | 17.b.(2)
    c. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are not          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       marked to market:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8749           364 | 8750             0 | 8751             0 | 8752             0 | 17.c.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8753         2,099 | 8754             0 | 8755             0 | 8756             0 | 17.c.(2)
                                     _____________________________________________________________________________________

                                                                                                    ______________________
Memoranda                                                               Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
 1.-2. Not applicable                                                                               | ////////////////// |
 3. Unused commitments with an original maturity exceeding one year that are reported in            | ////////////////// |
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments     | ////////////////// |
    that are fee paid or otherwise legally binding) ............................................... | 3833     5,987,992 | M.3.
    a. Participations in commitments with an original maturity           ___________________________| ////////////////// |
       exceeding one year conveyed to others ........................... | RCFD 3834 |      115,135 | ////////////////// | M.3.a.
                                                                         ___________________________
 4. To be completed only by banks with $1 billion or more in total assets:                          | ////////////////// |
    Standby letters of credit and foreign office guarantees (both financial and performance) issued | ////////////////// |
    to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above ............. | 3377        95,120 | M.4.
 5. Loans to individuals for household, family, and other personal expenditures that                | ////////////////// |
    have been securitized and sold (with servicing retained), amounts outstanding by type of loan:  | ////////////////// |
    a. Loans to purchase private passenger automobiles (to be completed for the                     | ////////////////// |
       September report only)...................................................................... | 2741           N/A | M.5.a.
    b. Credit cards and related plans (TO BE COMPLETED QUARTERLY).................................. | 2742             0 | M.5.b.
    c. All other consumer credit (including mobile home loans) (to be completed for the             | ////////////////// |
       September report only)...................................................................... | 2743           N/A | M.5.c.
                                                                                                    ______________________

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-17
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-M--MEMORANDA

                                                                                                                __________
                                                                                                                |  C465  | < -
                                                                                                      ____________ ________
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
1. Extensions of credit by the reporting bank to its executive officers, directors, principal       | ////////////////// |
   shareholders, and their related interests as of the report date:                                 | ////////////////// |
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal  | ////////////////// |
      shareholders, and their related interests ................................................... | 6164         6,094 | 1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of     | ////////////////// |
      all extensions of credit by the reporting bank (including extensions of credit to             | ////////////////// |
      related interests) equals or exceeds the lesser of $500,000 or 5 percent               Number | ////////////////// |
                                                                           _________________________
      of total capital as defined for this purpose in agency regulations . | RCFD 6165 |          0 | ////////////////// | 1.b.
                                                                           _________________________
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches        | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, item 3) ............................. | 3405             0 | 2.
3. Not applicable.                                                                                  | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others       | ////////////////// |
   (include both retained servicing and purchased servicing):                                       | ////////////////// |
   a. Mortgages serviced under a GNMA contract .................................................... | 5500             0 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                    | ////////////////// |
      (1) Serviced with recourse to servicer ...................................................... | 5501             0 | 4.b.(1)
      (2) Serviced without recourse to servicer ................................................... | 5502             0 | 4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                     | ////////////////// |
      (1) Serviced under a regular option contract ................................................ | 5503             0 | 4.c.(1)
      (2) Serviced under a special option contract ................................................ | 5504             0 | 4.c.(2)
   d. Mortgages serviced under other servicing contracts .......................................... | 5505             0 | 4.d.
5. To be completed only by banks with $1 billion or more in total assets:                           | ////////////////// |
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must      | ////////////////// |
   equal Schedule RC, item 9):                                                                      | ////////////////// |
   a. U.S. addressees (domicile) .................................................................. | 2103         4,739 | 5.a.
   b. Non-U.S. addressees (domicile) .............................................................. | 2104        10,010 | 5.b.
6. Intangible assets:                                                                               | ////////////////// |
   a. Mortgage servicing assets ................................................................... | 3164             0 | 6.a.
                                                                           _________________________
      (1) Estimated fair value of mortgage servicing assets .............. | RCFD A590 |          0 | ////////////////// | 6.a.(1)
                                                                           _________________________
   b. Other identifiable intangible assets:                                                         | ////////////////// |
      (1) Purchased credit card relationships ..................................................... | 5506             0 | 6.b.(1)
      (2) All other identifiable intangible assets ................................................ | 5507        69,823 | 6.b.(2)
   c. Goodwill .................................................................................... | 3163       337,178 | 6.c.
   d. Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10) ....... | 2143       407,001 | 6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or  | ////////////////// |
      are otherwise qualifying for regulatory capital purposes .................................... | 6442             0 | 6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to              | ////////////////// |
   redeem the debt ................................................................................ | 3295             0 | 7.
                                                                                                      ______________________

_____________

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-18
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-M--CONTINUED

                                                                                           ___________________________
                                                               Dollar Amounts in Thousands |            Bil Mil Thou |
___________________________________________________________________________________________ _________________________
 8. a. Other real estate owned:                                                            | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ....................... | RCFD 5372             0 |  8.a.(1)
       (2) All other real estate owned:                                                    | /////////////////////// |
           (a) Construction and land development in domestic offices ..................... | RCON 5508             0 |  8.a.(2)(a)
           (b) Farmland in domestic offices .............................................. | RCON 5509             0 |  8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices ..................... | RCON 5510             0 |  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices ........ | RCON 5511             0 |  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices ..................... | RCON 5512            43 |  8.a.(2)(e)
           (f) In foreign offices ........................................................ | RCFN 5513             0 |  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ..... | RCFD 2150            43 |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ....................... | RCFD 5374             0 |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies.. | RCFD 5375        13,052 |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ..... | RCFD 2130        13,052 |  8.b.(3)
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,   | /////////////////////// |
    item 23, "Perpetual preferred stock and related surplus" ............................. | RCFD 3778             0 |  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include          | /////////////////////// |
    proprietary, private label, and third party products):                                 | /////////////////////// |
    a. Money market funds ................................................................ | RCON 6441     9,571,259 | 10.a.
    b. Equity securities funds ........................................................... | RCON 8427        30,729 | 10.b.
    c. Debt securities funds ............................................................. | RCON 8428        14,293 | 10.c.
    d. Other mutual funds ................................................................ | RCON 8429       178,736 | 10.d.
    e. Annuities ......................................................................... | RCON 8430        17,258 | 10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through     | /////////////////////// |
       10.e above) ....................................................................... | RCON 8784     4,274,029 | 10.f.
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative       | /////////////////////// |
    contracts included in assets and liabilities reported in Schedule RC ................. | RCFD A525          (342)| 11.
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices | /////////////////////// |
    (other than insured branches in Puerto Rico and U.S. territories and possessions) on   | /////////////////////// |
    the balance sheet (Schedule RC) in accordance with generally accepted accounting       | /////////////////////// |
    principles(1) ........................................................................ | RCFD A526             0 | 12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage      | /////////////////////// |
    loans that are serviced for others (to be completed if this balance is more than       | /////////////////////// |
    $10 million and exceeds ten percent of total assets) ................................. | RCFD A591             0 | 13.
                                                                                           ___________________________

___________________________________________________________________________________________________________________________
                                                                                                                           |
                                                                                                ______________________     |
Memorandum                                                         Dollar Amounts in Thousands  | RCFD  Bil Mil Thou |     |
________________________________________________________________________________________________ ____________________      |
1. Reciprocal holdings of banking organizations' capital instruments                            | ////////////////// |     |
   (to be completed for the December report only) ......................................        | 3836           N/A | M.1.|
                                                                                                _____________________      |
                                                                                                                           |
___________________________________________________________________________________________________________________________

_____________

(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-19
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES,
               AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                            __________
                                                                                                            |  C470  | < -
                                                      ______________________________________________________ ________
                                                      |     (Column A)     |    (Column B)      |    (Column C)      |
                                                      |      Past due      |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |   days and still   |     and still      |                    |
                                                      |      accruing      |     accruing       |                    |
                                                       ____________________ ____________________ ____________________
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________ ____________________ ____________________ ____________________
 1. Loans secured by real estate:                     | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1245       105,269 | 1246         7,779 | 1247        27,447 |  1.a.
    b. To non-U.S. addressees (domicile) ............ | 1248             0 | 1249             0 | 1250             0 |  1.b.
 2. Loans to depository institutions and acceptances  | ////////////////// | ////////////////// | ////////////////// |
    of other banks:                                   | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. banks and other U.S. depository        | ////////////////// | ////////////////// | ////////////////// |
       institutions ................................. | 5377             0 | 5378             0 | 5379             0 |  2.a.
    b. To foreign banks ............................. | 5380             0 | 5381             0 | 5382             0 |  2.b.
 3. Loans to finance agricultural production and      | ////////////////// | ////////////////// | ////////////////// |
    other loans to farmers .......................... | 1594           110 | 1597             0 | 1583         1,740 |  3.
 4. Commercial and industrial loans:                  | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1251        79,860 | 1252        11,991 | 1253        37,476 |  4.a.
    b. To non-U.S. addressees (domicile) ............ | 1254         2,581 | 1255             0 | 1256           127 |  4.b.
 5. Loans to individuals for household, family, and   | ////////////////// | ////////////////// | ////////////////// |
    other personal expenditures:                      | ////////////////// | ////////////////// | /////////////////  |
    a. Credit cards and related plans ............... | 5383         1,205 | 5384         1,315 | 5385             0 |  5.a.
    b. Other (includes single payment, installment,   | ////////////////// | ////////////////// | ////////////////// |
       and all student loans) ....................... | 5386        55,853 | 5387         6,593 | 5388         2,294 |  5.b.
 6. Loans to foreign governments and official         | ////////////////// | ////////////////// | ////////////////// |
    institutions .................................... | 5389             0 | 5390             0 | 5391             0 |  6.
 7. All other loans ................................. | 5459        20,945 | 5460         3,472 | 5461         1,561 |  7.
 8. Lease financing receivables:                      | ////////////////// | ////////////////// | ////////////////// |
    a. Of U.S. addressees (domicile) ................ | 1257             0 | 1258             0 | 1259             0 |  8.a.
    b. Of non-U.S. addressees (domicile) ............ | 1271             0 | 1272             0 | 1791             0 |  8.b.
 9. Debt securities and other assets (exclude other   | ////////////////// | ////////////////// | ////////////////// |
    real estate owned and other repossessed assets) . | 3505             0 | 3506             0 | 3507             0 |  9.
                                                      ________________________________________________________________

====================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.
                                                      ________________________________________________________________
10. Loans and leases reported in items 1              | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                       ____________________ ____________________ ____________________
    through 8 above which are wholly or partially     | ////////////////// | ////////////////// | ////////////////// |
    guaranteed by the U.S. Government ............... | 5612         2,512 | 5613           610 | 5614         5,548 | 10.
    a. Guaranteed portion of loans and leases         | ////////////////// | ////////////////// | ////////////////// |
       included in item 10 above .................... | 5615         2,062 | 5616           554 | 5617         4,438 | 10.a.
                                                      ________________________________________________________________

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-20
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-N--CONTINUED

                                                                                                            __________
                                                                                                            |  C473  | < -
                                                      ______________________________________________________ ________
                                                      |     (Column A)     |    (Column B)      |    (Column C)      |
                                                      |      Past due      |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |   days and still   |     and still      |                    |
Memoranda                                             |      accruing      |     accruing       |                    |
                                                       ____________________ ____________________ ____________________
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________ ____________________ ____________________ ____________________
 1. Restructured loans and leases included in         | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 1 through 8, above (and not  | ////////////////// | ////////////////// | ////////////////// |
    reported in Schedule RC-C, part I, Memorandum     | ////////////////// | ////////////////// | ////////////////// |
    item 2) ......................................... | 1658             0 | 1659             0 | 1661             0 | M.1.
 2. Loans to finance commercial real estate,          | ////////////////// | ////////////////// | ////////////////// |
    construction, and land development activities     | ////////////////// | ////////////////// | ////////////////// |
    (not secured by real estate) included in          | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 4 and 7, above ............. | 6558         1,651 | 6559             0 | 6560         1,938 | M.2.
                                                       ____________________ ____________________ ____________________
 3. Loans secured by real estate in domestic offices  | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
                                                       ____________________ ____________________ ____________________
    (included in Schedule RC-N, item 1, above):       | ////////////////// | ////////////////// | ////////////////// |
    a. Construction and land development ............ | 2759        38,615 | 2769         2,064 | 3492         2,569 | M.3.a.
    b. Secured by farmland .......................... | 3493         1,394 | 3494             0 | 3495           124 | M.3.b.
    c. Secured by 1-4 family residential properties:  | ////////////////// | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by       | ////////////////// | ////////////////// | ////////////////// |
           1-4 family residential properties and      | ////////////////// | ////////////////// | ////////////////// |
           extended under lines of credit ........... | 5398             0 | 5399             0 | 5400             0 | M.3.c.(1)
       (2) All other loans secured by 1-4 family      | ////////////////// | ////////////////// | ////////////////// |
           residential properties ................... | 5401        41,324 | 5402         2,104 | 5403        12,692 | M.3.c.(2)
    d. Secured by multifamily (5 or more) residential | ////////////////// | ////////////////// | ////////////////// |
       properties ................................... | 3499         1,344 | 3500         2,000 | 3501         1,135 | M.3.d.
    e. Secured by nonfarm nonresidential properties . | 3502        22,592 | 3503         1,611 | 3504        10,927 | M.3.e.
                                                      ________________________________________________________________

                                                      ___________________________________________
                                                      |     (Column A)     |    (Column B)      |
                                                      |    Past due 30     |    Past due 90     |
                                                      |  through 89 days   |    days or more    |
                                                       ____________________ ____________________
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                       ____________________ ____________________
 4. Interest rate, foreign exchange rate, and other   | ////////////////// | ////////////////// |
    commodity and equity contracts:                   | ////////////////// | ////////////////// |
    a. Book value of amounts carried as assets ...... | 3522             0 | 3528             0 | M.4.a.
    b. Replacement cost of contracts with a           | ////////////////// | ////////////////// |
       positive replacement cost .................... | 3529             0 | 3530             0 | M.4.b.
                                                      ___________________________________________

____________________________________________________________________________________________________________________________
|                                                                                                          |  C477  | < -   |
|                                                                                                          __________       |
| Person to whom questions about the Reports of Condition and Income should be directed:                                    |
|                                                                                                                           |
| Karen Gatenby, Vice President                                    (713) 216-5263                                           |
| _______________________________________________________________  ______________________________________________________   |
| Name and Title (TEXT 8901)                                       Telephone: Area code/phone number/extension (TEXT 8902)  |
|                                                                                                                           |
| Even though Call Reports must be filed electronically,                                                                    |
| send my bank a sample set of paper Call Report forms                                                                      |
| for the next quarter:   Yes [X] (RCON 9117)                       ______________________________________________________  |
|                                                                   FAX: Area code/phone number (TEXT 9116)                 |
|                                                                                                                           |
|___________________________________________________________________________________________________________________________|


Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-21
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                                               __________
                                                                                                               |  C475  | < -
                                                                                                   ____________ ________
                                                                      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
 1. Unposted debits (see instructions):                                                            | ////////////////// |
    a. Actual amount of all unposted debits ...................................................... | 0030           N/A |  1.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted debits:                                                         | ////////////////// |
       (1) Actual amount of unposted debits to demand deposits ................................... | 0031             0 |  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ...................... | 0032             0 |  1.b.(2)
 2. Unposted credits (see instructions):                                                           | ////////////////// |
    a. Actual amount of all unposted credits ..................................................... | 3510           N/A |  2.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted credits:                                                        | ////////////////// |
       (1) Actual amount of unposted credits to demand deposits .................................. | 3512             0 |  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ..................... | 3514             0 |  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       | ////////////////// |
    deposits in domestic offices) ................................................................ | 3520        20,915 |  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto    | ////////////////// |
    Rico and U.S. territories and possessions (not included in total deposits):                    | ////////////////// |
    a. Demand deposits of consolidated subsidiaries .............................................. | 2211         3,050 |  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ................................. | 2351            17 |  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...................... | 5514             0 |  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:              | ////////////////// |
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .................. | 2229             0 |  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ..... | 2383             0 |  5.b.
    c. Interest accrued and unpaid on deposits in insured branches (included in                    | ////////////////// |
       Schedule RC-G, item 1.b) .................................................................. | 5515             0 |  5.c.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       | ////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit liabilities| ////////////////// |
    of the reporting bank:                                                                         | ////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,        | ////////////////// |
       column B) ................................................................................. | 2314             0 |  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,        | ////////////////// |
       item 4 or 5, column A or C, but not column B) ............................................. | 2315             0 |  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1),(2)                        | ////////////////// |
    a. Unamortized premiums ...................................................................... | 5516           213 |  7.a.
    b. Unamortized discounts ..................................................................... | 5517             0 |  7.b.
 8. To be completed by banks with "Oakar deposits."                                              | ////////////////// |
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter      | ////////////////// |
       (exclude deposits purchased or acquired from foreign offices other than insured branches    | ////////////////// |
       in Puerto Rico and U.S. territories and possessions):                                       | ////////////////// |
       (1) Total deposits purchased or acquired from other FDIC-insured institutions during        | ////////////////// |
           the quarter ........................................................................... | A531           N/A |  8.a.(1)
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable    | ////////////////// |
           to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF       | ////////////////// |
           members report deposits attributable to BIF) .......................................... | A532           N/A |  8.a.(2)
    b. Total deposits sold or transferred to other FIDC-insured institutions during the quarter    | ////////////////// |
       (exclude sales or transfers by the reporting bank of deposits in foreign offices other than | ////////////////// |
       insured branches in Puerto Rico and U.S. territories and possessions) ..................... | A533           N/A |  8.b.
                                                                                                   ______________________

______________
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-22
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-O--CONTINUED

                                                                                                  ______________________
                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 9. Deposits in lifeline accounts ............................................................... | 5596 ///////////// |  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total           | ////////////////// |
    deposits in domestic offices) ............................................................... | 8432             0 | 10.
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico     | ////////////////// |
    and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal         | ////////////////// |
    demand balances:                                                                              | ////////////////// |
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal        | ////////////////// |
       demand balances with the domestic offices of U.S. banks and savings associations           | ////////////////// |
       and insured branches in Puerto Rico and U.S. territories and possessions that were         | ////////////////// |
       reported on a gross basis in Schedule RC-E had been reported on a net basis .............. | 8785             0 | 11.a.
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal      | ////////////////// |
       demand balances with foreign banks and foreign offices of other U.S. banks (other than     | ////////////////// |
       insured branches in Puerto Rico and U.S. territories and possessions) that were reported   | ////////////////// |
       on a net basis in Schedule RC-E had been reported on a gross basis ....................... | A181             0 | 11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection    | ////////////////// |
       were included in the calculation of the reporting bank's net reciprocal demand balances    | ////////////////// |
       with the domestic offices of U.S. banks and savings associations and insured branches      | ////////////////// |
       in Puerto Rico and U.S. territories and possessions in Schedule RC-E ..................... | A182             0 | 11.c.
12. Amount of assets netted against deposit liabilities in domestic offices and in insured        | ////////////////// |
    branches in Puerto Rico and U.S. territories and possessions on the balance sheet             | ////////////////// |
    (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts    | ////////////////// |
    related to reciprocal demand balances):                                                       | ////////////////// |
    a. Amount of assets netted against demand deposits .......................................... | A527             0 | 12.a.
    b. Amount of assets netted against time and savings deposits ................................ | A528             0 | 12.b.
                                                                                                  ______________________

Memoranda (to be completed each quarter except as noted)
                                                                                                  ______________________
                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and           | ////////////////// |
    1.b.(1) must equal Schedule RC, item 13.a):                                                   | ////////////////// |
    a. Deposit accounts of $100,000 or less:                                                      | ////////////////// |
       (1) Amount of deposit accounts of $100,000 or less ....................................... | 2702     8,407,885 | M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be                           Number | ////////////////// |
                                                                           _______________________
           completed for the June report only)........................... | RCON 3779 |      N/A | ////////////////// | M.1.a.(2)
                                                                           _______________________
    b. Deposit accounts of more than $100,000:                                                    | ////////////////// |
       (1) Amount of deposit accounts of more than $100,000 ..................................... | 2710     9,464,151 | M.1.b.(1)
                                                                                           Number | ////////////////// |
                                                                       ___________________________
       (2) Number of deposit accounts of more than $100,000 .......... | RCON 2722 |        0,039 | ////////////////// | M.1.b.(2)
                                                                       _________________________________________________
 2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank has a method or procedure for determining a better estimate of uninsured deposits than the
                                                                                                           YES      NO
                                                                                                  ______________________
       estimate described above ................................................................. | 6861 |    |///|  X | M.2.a.
                                                                                                  ______________________
   b.  If the box marked YES has been checked, report the estimate of uninsured deposits          | RCON  Bil Mil Thou |
                                                                                                  ______________________
       determined by using your bank's method or procedure ...................................... | 5597           N/A | M.2.b.
                                                                                                  ______________________
 3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent
    savings association:                                                                                  FDIC Cert No.
    _____________                                                                            ___________________________
    | TEXT A545 | N/A                                                                        | RCON A545| N/A          | M.3.
    ____________________________________________________________________________________________________________________

                                                                 24

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-23
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows:  Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1997, must complete items 2 through 9 and Memoranda items 1 and 2.  Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed.  To be                          ____________
   completed only by banks with total assets of less than $1 billion.  Indicate in the                       |   C480   | < -
   appropriate box at the right whether the bank has total capital greater than or                      _____ __________
   equal to eight percent of adjusted total assets ........................................             | YES        NO |
                                                                                            ____________ _______________
                                                                                            | RCFD 6056 |     |////|    | 1.
                                                                                            _____________________________

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.
____________________________________________________________________
|  NOTE:  All banks are required to complete items 2 and 3 below.  |
|         See optional worksheet for items 3.a through 3.f.        |
____________________________________________________________________

                                                                                                   ______________________
                                                                       Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
2. Portion of qualifying limited-life capital instruments (original weighted                       | ////////////////// |
   average maturity of at least five years) that is includible in Tier 2 capital:                  | ////////////////// |
   a. Subordinated debt(1) and intermediate term preferred stock ................................. | A515       345,000 | 2.a.
   b. Other limited-life capital instruments ..................................................... | A516             0 | 2.b.
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank    | ////////////////// |
   for its own internal regulatory capital analyses consistent with applicable capital standards): | ////////////////// |
   a. (1) Tier 1 capital ......................................................................... | 8274     1,498,675 | 3.a.(1)
      (2) Tier 2 capital ......................................................................... | 8275       551,129 | 3.a.(2)
      (3) Tier 3 capital ......................................................................... | 1395             0 | 3.a.(3)
   b. Total risk-based capital ................................................................... | 3792     2,049,804 | 3.b.
   c. Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross               | ////////////////// |
      risk-weighted assets) ...................................................................... | A222             0 | 3.c.
   d. (1) Net risk-weighted assets (gross risk-weighted assets less excess allowance reported      | ////////////////// |
          in item 3.c above and all other deductions) ............................................ | A223    18,629,373 | 3.d.(1)
      (2) Market risk equivalent assets .......................................................... | 1651             0 | 3.d.(2)
   e. Maximum contractual dollar amount of recourse exposure in low level                          | ////////////////// |
      recourse transactions (to be completed only if the bank uses the "direct                     | ////////////////// |
      reduction method" to report these transactions in Schedule RC-R) ........................... | 1727             0 | 3.e.
   f. "Average total assets" (quarterly average reported in Schedule RC-K, item 9, less all        | ////////////////// |
      assets deducted from Tier 1 capital)(2) .................................................... | A224    21,920,335 | 3.f.
                                                                                                   ______________________

                                                                               ___________________________________________
                                                                               |     (Column A)     |     (Column B)     |
Items 4-9 and Memoranda items 1 and 2 are to be completed                      |       Assets       |   Credit Equiv-    |
by banks that answered NO to item 1 above and                                  |      Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                              |       on the       |   of Off-Balance   |
                                                                               |   Balance Sheet    |   Sheet Items(3)   |
                                                                                ____________________ ____________________
4. Assets and credit equivalent amounts of off-balance sheet items             | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                                                ____________________ ____________________
   assigned to the Zero percent risk category:                                 | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet ................................... | 5163     3,168,190 | ////////////////// | 4.a.
   b. Credit equivalent amount of off-balance sheet items .................... | ////////////////// | 3796        20,890 | 4.b.
                                                                               ___________________________________________

______________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-24
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RC-R--CONTINUED

                                                                                ___________________________________________
                                                                                |     (Column A)     |     (Column B)     |
                                                                                |       Assets       |   Credit Equiv-    |
                                                                                |      Recorded      |    alent Amount    |
                                                                                |       on the       |   of Off-Balance   |
                                                                                |   Balance Sheet    |   Sheet Items(1)   |
                                                                                 ____________________ ____________________
                                                    Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
________________________________________________________________________________ ____________________ ____________________
5. Assets and credit equivalent amounts of off-balance sheet items              | ////////////////// | ////////////////// |
   assigned to the 20 percent risk category:                                    | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................... | 5165     6,938,205 | ////////////////// | 5.a.
   b. Credit equivalent amount of off-balance sheet items ..................... | ////////////////// | 3801       250,183 | 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items              | ////////////////// | ////////////////// |
   assigned to the 50 percent risk category:                                    | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................... | 3802       859,372 | ////////////////// | 6.a.
   b. Credit equivalent amount of off-balance sheet items ..................... | ////////////////// | 3803       145,025 | 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items              | ////////////////// | ////////////////// |
   assigned to the 100 percent risk category:                                   | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................... | 3804    12,671,249 | ////////////////// | 7.a.
   b. Credit equivalent amount of off-balance sheet items ..................... | ////////////////// | 3805     4,018,246 | 7.b.
8. On-balance sheet asset values excluded from and deducted in                  | ////////////////// | ////////////////// |
   the calculation of the risk-based capital ratio(2) ......................... | 3806       501,441 | ////////////////// | 8.
9. Total assets recorded on the balance sheet (sum of                           | ////////////////// | ////////////////// |
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,           | ////////////////// | ////////////////// |
   item 12 plus items 4.b and 4.c) ............................................ | 3807    24,138,457 | ////////////////// | 9.
                                                                                ___________________________________________

Memoranda                                                                                            ______________________
                                                                         Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
1. Current credit exposure across all off-balance sheet derivative contracts covered by the          | ////////////////// |
   risk-based capital standards .................................................................... | 8764        63,050 | M.1.
                                                                                                     ______________________

                                               ____________________________________________________________________________
                                               |                       With a remaining maturity of                       |
                                               |__________________________________________________________________________
                                               |       (Column A)       |       (Column B)       |       (Column C)       |
                                               |    One year or less    |     Over one year      |     Over five years    |
                                               |                        |  through five years    |                        |
2.  Notional principal amounts of               ________________________ ________________________ ________________________
    off-balance sheet derivative contracts(3): | RCFD Tril Bil Mil Thou | RCFD Tril Bil Mil Thou | RCFD Tril Bil Mil Thou |
                                                ________________________ ________________________ ________________________|
    a. Interest rate contracts ............... | 3809         3,164,685 | 8766         5,623,255 | 8767           428,812 | M.2.a.
    b. Foreign exchange contracts ............ | 3812           814,868 | 8769           111,128 | 8770            63,847 | M.2.b.
    c. Gold contracts ........................ | 8771                 0 | 8772                 0 | 8773                 0 | M.2.c.
    d. Other precious metals contracts ....... | 8774                 0 | 8775                 0 | 8776                 0 | M.2.d.
    e. Other commodity contracts ............. | 8777                 0 | 8778                 0 | 8779                 0 | M.2.e.
    f. Equity derivative contracts ........... | A000             7,437 | A001           291,655 | A002                 0 | M.2.f.
                                               ____________________________________________________________________________

______________
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                 Page RC-25
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

               OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                 REPORTED IN THE REPORTS OF CONDITION AND INCOME
                      AT CLOSE OF BUSINESS ON MARCH 31, 1998

Chase Bank of Texas, N.A.                                          Houston                             Texas
_______________________________________________________________    __________________________________, ___________________________
Legal Title of Bank                                                City                                State

The  management  of  the  reporting  bank  may, if  it  wishes,    both  on  agency  computerized  records  and  in  computer-file
submit a brief narrative statement on  the amounts  reported in    releases to the public.
the  Reports of Condition  and Income.  This optional statement
will be made  available to the public,  along with the publicly    All  information  furnished  by  the  bank  in  the   narrative
available  data in  the  Reports  of  Condition  and Income, in    statement  must be accurate  and  not  misleading.  Appropriate
response  to  any  request for  individual  bank  report  data.    efforts shall be taken by the  submitting bank  to  ensure  the
However, the information reported in column  A  and  in all  of    statement's  accuracy.  The  statement must  be signed,  in the
Memorandum    item    1   of  Schedule   RC-N  is  regarded  as    space  provided below,  by a  senior officer  of the  bank  who
confidential and will  not  be  released to  the public.  BANKS    thereby attests to its accuracy.
CHOOSING     TO      SUBMIT     THE     NARRATIVE     STATEMENT
SHOULD     ENSURE     THAT     THE    STATEMENT    DOES     NOT    If, subsequent to the original submission, material changes are
CONTAIN    THE    NAMES    OR    OTHER    IDENTIFICATIONS    OF    submitted  for  the data  reported  in the Reports of Condition
INDIVIDUAL     BANK     CUSTOMERS,     REFERENCES     TO    THE    and Income, the existing narrative  statement  will  be deleted
AMOUNTS     REPORTED    IN    THE    CONFIDENTIAL    ITEMS   IN    from  the files, and from  disclosure; the bank, at its option,
SCHEDULE     RC-N,    OR    ANY    OTHER    INFORMATION    THAT    may replace  it with a  statement, under signature, appropriate
THEY   ARE   NOT   WILLING   TO   HAVE   MADE  PUBLIC  OR  THAT    to the amended data.
WOULD    COMPROMISE    THE    PRIVACY    OF    THEIR    CUSTOM-
ERS.  Banks  choosing  not  to  make  a statement may check the    The  optional narrative statement will appear in agency records
"No  comment"  box  below  and  should  make  no entries of any    and  in release  to the public exactly as submitted (or amended
kind  in the space provided for the narrative statement;  i.e.,    as described in  the  preceding  paragraph)  by  the management
DO  NOT  enter  in  this space  such phrases as "No statement,"    of  the  bank  (except  for  the   truncation   of   statements
"Not applicable," "N/A," "No comment," and "None."                 exceeding   the   750-character  limit  described  above).  THE
                                                                   STATEMENT   WILL   NOT   BE   EDITED   OR   SCREENED   IN   ANY
The  optional  statement  must  be entered  on this sheet.  The    WAY    BY    THE   SUPERVISORY   AGENCIES   FOR   ACCURACY   OR
statement  should not  exceed 100  words.  Further,  regardless    RELEVANCE.     DISCLOSURE    OF   THE   STATEMENT   SHALL   NOT
of the number  of  words, the  statement  must not  exceed  750    SIGNIFY    THAT    ANY    FEDERAL    SUPERVISORY   AGENCY   HAS
characters, including  punctuation, indentation,  and  standard    VERIFIED     OR     CONFIRMED     THE     ACCURACY    OF    THE
spacing   between  words  and  sentences.   If  any  submission    INFORMATION    CONTAINED    THEREIN.      A     STATEMENT    TO
should  exceed 750 characters, as defined, it will be truncated    THIS   EFFECT   WILL   APPEAR   ON   ANY   PUBLIC   RELEASE  OF
at  750  characters  with no  notice to the submitting bank and    THE      OPTIONAL      STATEMENT      SUBMITTED      BY     THE
the  truncated  statement will  appear  as the bank's statement    MANAGEMENT  OF  THE  REPORTING  BANK.
__________________________________________________________________________________________________________________________________
No comment | | (RCON 6979)                                                                                |  C471  |  C472  | < -
           ___                                                                                             ______________________

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)




                                                    _____________________________________________   ______________________________
                                                    Signature of Executive Officer of Bank          Date of Signature

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926
Address:              P.O. Box 2558
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      -----------



                                        THIS PAGE IS TO BE COMPLETED BY ALL BANKS
----------------------------------------------------------------------------------------------------------------------------------
                    NAME AND ADDRESS OF BANK                   |                 OMB No. For  OCC:  1557-0081
                                                               |                 OMB No. For FDIC:  3064-0052
                                                               |            OMB No. For Federal Reserve: 7100-0036
                                                               |                  Expiration Date:   3/31/2000
                                                               |
                                                               |                        SPECIAL REPORT
                                                               |                (Dollar Amounts in Thousands)
                                                               | __________________________________________________________________
                                                               | CLOSE OF BUSINESS  | FDIC Certificate Number  |             |
                                                               | DATE               |                          |    C-700    | < -
                                                               |        3/31/98     |    |0|3|2|6|3|           |             |
___________________________________________________________________________________________________________________________________
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of
Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition.  Data regarding individual loans or other extensions of credit are not required.  If no such loans or other extensions of credit were made during the period, insert
"none" against subitem (a).  (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)
See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the
definitions of "executive officer" and "extension of credit," respectively.  Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 _____________________________
a. Number of loans made to executive officers since the previous Call Report date .............. | RCFD 3561 |              0   a.
                                                                                                  ____________________________
b. Total dollar amount of above loans (in thousands of dollars) ................................ | RCFD 3562 |              0   b.
                                                                                                 _____________________________
c. Range of interest charged on above loans                            _______________________________________________________
   (example: 9 3/4% = 9.75) .......................................... | RCFD 7701 |    0.00 | %  to | RCFD 7702 |    0.00 | %  c.
                                                                       _______________________________________________________
__________________________________________________________________________________________________________________________________













__________________________________________________________________________________________________________________________________
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                      | DATE (Month, Day, Year)
                                                                                              |
                                                                                              |
                                                                                              |
__________________________________________________________________________________________________________________________________
FDIC 8040/53 (3-98)

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RI-1
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1998-MARCH 31, 1998

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI--INCOME STATEMENT

                                                                                                         __________
                                                                                                         |  I480  | < -
                                                                                             ____________ ________
                                                                 Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_____________________________________________________________________________________________ ____________________
1. Interest income:                                                                          | ////////////////// |
   a. Interest and fee income on loans:                                                      | ////////////////// |
      (1) In domestic offices:                                                               | ////////////////// |
          (a) Loans secured by real estate ................................................. | 4011        57,428 | 1.a.(1)(a)
          (b) Loans to depository institutions ............................................. | 4019           307 | 1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers .......... | 4024           810 | 1.a.(1)(c)
          (d) Commercial and industrial loans .............................................. | 4012       105,368 | 1.a.(1)(d)
          (e) Acceptances of other banks ................................................... | 4026             0 | 1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:   | ////////////////// |
              (1) Credit cards and related plans ........................................... | 4054         4,321 | 1.a.(1)(f)(1)
              (2) Other .................................................................... | 4055        53,813 | 1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions ....................... | 4056            35 | 1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political         | ////////////////// |
              subdivisions in the U.S.:                                                      | ////////////////// |
              (1) Taxable obligations ...................................................... | 4503             0 | 1.a.(1)(h)(1)
              (2) Tax-exempt obligations ................................................... | 4504           116 | 1.a.(1)(h)(2)
          (i) All other loans in domestic offices .......................................... | 4058        25,384 | 1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs .................... | 4059         2,295 | 1.a.(2)
   b. Income from lease financing receivables:                                               | ////////////////// |
      (1) Taxable leases ................................................................... | 4505         2,564 | 1.b.(1)
      (2) Tax-exempt leases ................................................................ | 4307             0 | 1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                       | ////////////////// |
      (1) In domestic offices .............................................................. | 4105             0 | 1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs .................... | 4106             0 | 1.c.(2)
   d. Interest and dividend income on securities:                                            | ////////////////// |
      (1) U.S. Treasury securities and U.S. Government agency obligations .................. | 4027        88,780 | 1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                | ////////////////// |
          (a) Taxable securities ........................................................... | 4506             1 | 1.d.(2)(a)
          (b) Tax-exempt securities ........................................................ | 4507             3 | 1.d.(2)(b)
      (3) Other domestic debt securities ................................................... | 3657            37 | 1.d.(3)
      (4) Foreign debt securities .......................................................... | 3658            59 | 1.d.(4)
      (5) Equity securities (including investments in mutual funds) ........................ | 3659           692 | 1.d.(5)
   e. Interest income from trading assets .................................................. | 4069            13 | 1.e.
                                                                                              ____________________

____________
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RI-2
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|6|2|3|
                      -----------

SCHEDULE RI--CONTINUED

                                                                                   ________________
                                                 Dollar Amounts in Thousands       | Year-to-date |
___________________________________________________________________________________ ______________
 1. Interest income (continued)                                              | RIAD  Bil Mil Thou |
    f. Interest income on federal funds sold and securities purchased under  | ////////////////// |
       agreements to resell ................................................ | 4020         8,003 |  1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................ | 4107       350,029 |  1.g.
 2. Interest expense:                                                        | ////////////////// |
    a. Interest on deposits:                                                 | ////////////////// |
       (1) Interest on deposits in domestic offices:                         | ////////////////// |
           (a) Transaction accounts (NOW accounts, ATS accounts, and         | ////////////////// |
               telephone and preauthorized transfer accounts) .............. | 4508         1,193 |  2.a.(1)(a)
           (b) Nontransaction accounts:                                      | ////////////////// |
               (1) Money market deposit accounts (MMDAs) ................... | 4509        10,258 |  2.a.(1)(b)(1)
               (2) Other savings deposits .................................. | 4511        29,425 |  2.a.(1)(b)(2)
               (3) Time deposits of $100,000 or more ....................... | A517        12,432 |  2.a.(1)(b)(3)
               (4) Time deposits of less than $100,000 ..................... | A518        30,453 |  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement       | ////////////////// |
           subsidiaries, and IBFs .......................................... | 4172        11,279 |  2.a.(2)
    b. Expense of federal funds purchased and securities sold under          | ////////////////// |
       agreements to repurchase ............................................ | 4180        23,809 |  2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading         | ////////////////// |
       liabilities, and other borrowed money ............................... | 4185         8,041 |  2.c.
    d. Not applicable                                                        | ////////////////// |
    e. Interest on subordinated notes and debentures ....................... | 4200         5,606 |  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ............... | 4073       132,496 |  2.f.
                                                                                                   _________________________
 3. Net interest income (item 1.g minus 2.f) ............................... | ////////////////// | RIAD 4074 |    217,533 |  3.
                                                                                                   _________________________
 4. Provisions:                                                              | ////////////////// |
                                                                                                   _________________________
    a. Provision for credit losses ......................................... | ////////////////// | RIAD 4230 |          0 |  4.a.
    b. Provision for allocated transfer risk ............................... | ////////////////// | RIAD 4243 |          0 |  4.b.
                                                                                                   _________________________
 5. Noninterest income:                                                      | ////////////////// |
    a. Income from fiduciary activities .................................... | 4070        35,981 |  5.a.
    b. Service charges on deposit accounts in domestic offices ............. | 4080        37,042 |  5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum            | ////////////////// |
       items 8.a through 8.d) .............................................. | A220         5,338 |  5.c.
    d.-e. Not applicable                                                     | ////////////////// |
    f. Other noninterest income:                                             | ////////////////// |
       (1) Other fee income ................................................ | 5407        23,346 |  5.f.(1)
       (2) All other noninterest income* ................................... | 5408        26,042 |  5.f.(2)
                                                                                                   _________________________
    g. Total noninterest income (sum of items 5.a through 5.f) ............. | ////////////////// | RIAD 4079 |    127,749 |  5.g.
 6. a. Realized gains (losses) on held-to-maturity securities .............. | ////////////////// | RIAD 3521 |          0 |  6.a.
    b. Realized gains (losses) on available-for-sale securities ............ | ////////////////// | RIAD 3196 |      7,217 |  6.b.
                                                                                                   _________________________
 7. Noninterest expense:                                                     | ////////////////// |
    a. Salaries and employee benefits ...................................... | 4135       120,168 |  7.a.
    b. Expenses of premises and fixed assets (net of rental income)          | ////////////////// |
       (excluding salaries and employee benefits and mortgage interest) .... | 4217        47,335 |  7.b.
    c. Other noninterest expense* .......................................... | 4092        75,925 |  7.c.
                                                                                                   _________________________
    d. Total noninterest expense (sum of items 7.a through 7.c) ............ | ////////////////// | RIAD 4093 |    243,428 |  7.d.
                                                                                                   _________________________
 8. Income (loss) before income taxes and extraordinary items and other      | ////////////////// |
                                                                                                   ___________________________
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)| ////////////////// | RIAD 4301 |    109,071 |  8.
 9. Applicable income taxes (on item 8) .................................... | ////////////////// | RIAD 4302 |     38,250 |  9.
                                                                                                   _________________________
10. Income (loss) before extraordinary items and other adjustments (item 8   | ////////////////// |
                                                                                                   ___________________________
    minus 9) ............................................................... | ////////////////// | RIAD 4300 |     70,821 | 10.
11. Extraordinary items and other adjustments, net of income taxes* ........ | ////////////////// | RIAD 4320 |          0 | 11.
12. Net income (loss) (sum of items 10 and 11) ............................. | ////////////////// | RIAD 4340 |     70,821 | 12.
                                                                             _________________________________________________

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RI-3
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RI--CONTINUED

                                                                                                                  __________
                                                                                                                  |  I481  | < -
                                                                                                            ______ ________
Memoranda                                                                                                   | Year-to-date |
                                                                                                      ______ ______________
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        | ////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes .......................... | 4513             2 | M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices              | ////////////////// |
    (included in Schedule RI, item 8) ............................................................... | 8431         2,951 | M.2.
 3.-4. Not applicable                                                                                 | ////////////////// |
 5. Number of full-time equivalent employees at end of current period (round to                       | ////        Number |
    nearest whole number) ........................................................................... | 4150         8,878 | M.5.
 6. Not applicable                                                                                    | ////////////////// |
                                                                                              ________
 7. If the reporting bank has restated its balance sheet as a result of applying push down    | RIAD           CC YY MM DD |
    accounting this calendar year, report the date of the bank's acquisition(1) ..............| 9106           00 00 00 00 | M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)      ________| ////////////////// |
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                       | ////  Bil Mil Thou |
    a. Interest rate exposures ...................................................................... | 8757            92 | M.8.a.
    b. Foreign exchange exposures ................................................................... | 8758         5,246 | M.8.b.
    c. Equity security and index exposures .......................................................... | 8759             0 | M.8.c.
    d. Commodity and other exposures ................................................................ | 8760             0 | M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:           | ////////////////// |
    a. Net increase (decrease) to interest income ................................................... | 8761           (85)| M.9.a.
    b. Net (increase) decrease to interest expense .................................................. | 8762           (52)| M.9.b.
    c. Other (noninterest) allocations .............................................................. | 8763             0 | M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions) ............................... | A251             0 | M.10.
                                                                                                      ______________________
11. Does the reporting bank have a Subchapter S election in effect for federal income tax             |         YES     NO |
    purposes for the current tax year? .............................................................. ______________________
                                                                                                      | A530 |    |///|  X | M.11.
                                                                                                      ______________________
                                                                                                      | ////  Bil Mil Thou |
12. Deferred portion of total applicable income taxes included in Schedule RI,                        ______________________
    items 9 and 11 (to be reported with the December Report of Income) .............................. | 4772           N/A | M.12.
                                                                                                      ______________________

____________
(1) For example, a bank acquired on June 1, 1997, would report 19970601.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RI-4
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                                                  __________
                                                                                                                  |  I483  | < -
                                                                                                      ____________ ________
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
 1. Total equity capital originally reported in the December 31, 1997, Reports of Condition           | ////////////////// |
    and Income ...................................................................................... | 3215     1,859,172 |  1.
 2. Equity capital adjustments from amended Reports of Income, net* ................................. | 3216             0 |  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................ | 3217     1,859,172 |  3.
 4. Net income (loss) (must equal Schedule RI, item 12) ............................................. | 4340        70,821 |  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net .............................. | 4346             0 |  5.
 6. Changes incident to business combinations, net .................................................. | 4356             0 |  6.
 7. LESS: Cash dividends declared on preferred stock ................................................ | 4470             0 |  7.
 8. LESS: Cash dividends declared on common stock ................................................... | 4460             0 |  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for     | ////////////////// |
    this schedule) .................................................................................. | 4411             0 |  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  | 4412             0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................ | 8433           878 | 11.
12. Foreign currency translation adjustments ........................................................ | 4414             0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........ | 4415             0 | 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal                | ////////////////// |
    Schedule RC, item 28) ........................................................................... | 3210     1,930,871 | 14.
                                                                                                      ______________________

____________
*Describe on Schedule RI-E--Explanations.


SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES AND CHANGES
               GIN ALLOWANCE FOR CREDIT LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                               __________
                                                                                                               |  I486  | < -
                                                                              _________________________________ ________
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               ____________________ ____________________
                                                                              |         Calendar year-to-date           |
                                                                               _________________________________________
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1. Loans secured by real estate:                                              | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4651         2,008 | 4661           470 | 1.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4652             0 | 4662             0 | 1.b.
2. Loans to depository institutions and acceptances of other banks:           | ////////////////// | ////////////////// |
   a. To U.S. banks and other U.S. depository institutions .................. | 4653             0 | 4663             2 | 2.a.
   b. To foreign banks ...................................................... | 4654             0 | 4664             0 | 2.b.
3. Loans to finance agricultural production and other loans to farmers ...... | 4655             0 | 4665             1 | 3.
4. Commercial and industrial loans:                                           | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4645         2,804 | 4617         1,086 | 4.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4646             0 | 4618             0 | 4.b.
5. Loans to individuals for household, family, and other personal             | ////////////////// | ////////////////// |
   expenditures:                                                              | ////////////////// | ////////////////// |
   a. Credit cards and related plans ........................................ | 4656           384 | 4666            23 | 5.a.
   b. Other (includes single payment, installment, and all student loans) ... | 4657        16,964 | 4667         2,923 | 5.b.
6. Loans to foreign governments and official institutions ................... | 4643             0 | 4627             9 | 6.
7. All other loans .......................................................... | 4644            33 | 4628           277 | 7.
8. Lease financing receivables:                                               | ////////////////// | ////////////////// |
   a. Of U.S. addressees (domicile) ......................................... | 4658             0 | 4668             0 | 8.a.
   b. Of non-U.S. addressees (domicile) ..................................... | 4659             0 | 4669             0 | 8.b.
9. Total (sum of items 1 through 8) ......................................... | 4635        22,193 | 4605         4,791 | 9.
                                                                              ___________________________________________

                                                                 32

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RI-5
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RI-B--CONTINUED

PART I. CONTINUED

                                                                              ___________________________________________
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               ____________________ ____________________
Memoranda                                                                     |         Calendar year-to-date           |
                                                                               _________________________________________
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1-3. Not applicable                                                           | ////////////////// | ////////////////// |
4. Loans to finance commercial real estate, construction, and land            | ////////////////// | ////////////////// |
   development activities (not secured by real estate) included in            | ////////////////// | ////////////////// |
   Schedule RI-B, part I, items 4 and 7, above .............................. | 5409             0 | 5410            24 | M.4.
5. Loans secured by real estate in domestic offices (included in              | ////////////////// | ////////////////// |
   Schedule RI-B, part I, item 1, above):                                     | ////////////////// | ////////////////// |
   a. Construction and land development ..................................... | 3582             0 | 3583            27 | M.5.a.
   b. Secured by farmland ................................................... | 3584             0 | 3585             0 | M.5.b.
   c. Secured by 1-4 family residential properties:                           | ////////////////// | ////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential         | ////////////////// | ////////////////// |
          properties and extended under lines of credit ..................... | 5411             0 | 5412             0 | M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties ...... | 5413         1,500 | 5414           174 | M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties ............. | 3588             0 | 3589             5 | M.5.d.
   e. Secured by nonfarm nonresidential properties .......................... | 3590           508 | 3591           264 | M.5.e.
                                                                              ___________________________________________


PART II. CHANGES IN ALLOWANCE FOR CREDIT LOSSES

                                                                                                   ______________________
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Balance originally reported in the December 31, 1997, Reports of Condition and Income ......... | 3124       223,531 | 1.
2. Recoveries (must equal or exceed part I, item 9, column B above) .............................. | 2419         4,791 | 2.
3. LESS: Charge-offs (must equal or exceed part I, item 9, column A above) ....................... | 2432        22,193 | 3.
4. Provision for credit losses (must equal Schedule RI, item 4.a) ................................ | 4230             0 | 4.
5. Adjustments* (see instructions for this schedule) ............................................. | 4815             0 | 5.
6. Balance end of current period (sum of items 1 through 5) (must equal or exceed                  | ////////////////// |
   Schedule RC, item 4.b) ........................................................................ | A512       206,129 | 6.
                                                                                                   ______________________

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RI-6
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                                               __________
                                                                                                               |  I492  | < -
                                                                                                         ______ ________
                                                                                                         | Year-to-date |
                                                                                                   ______ ______________
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,         | ////////////////// |
   and IBFs:                                                                                       | ////////////////// |
   a. Interest income booked ..................................................................... | 4837           N/A | 1.a.
   b. Interest expense booked .................................................................... | 4838           N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and          | ////////////////// |
      IBFs (item 1.a minus 1.b) .................................................................. | 4839           N/A | 1.c.
2. Adjustments for booking location of international operations:                                   | ////////////////// |
   a. Net interest income attributable to international operations booked at domestic offices .... | 4840           N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices ............ | 4841           N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ....................................... | 4842           N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                        | ////////////////// |
   a. Noninterest income attributable to international operations ................................ | 4097           N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations ............... | 4235           N/A | 3.b.
   c. Other noninterest expense attributable to international operations ......................... | 4239           N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a          | ////////////////// |
      minus 3.b and 3.c) ......................................................................... | 4843           N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation      | ////////////////// |
   adjustment (sum of items 1.c, 2.c, and 3.d) ................................................... | 4844           N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect     | ////////////////// |
   the effects of equity capital on overall bank funding costs ................................... | 4845           N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation       | ////////////////// |
   adjustment (sum of items 4 and 5) ............................................................. | 4846           N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6 ...... | 4797           N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7) ................ | 4341           N/A | 8.
                                                                                                   ______________________

Memoranda                                                                                          ______________________
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Intracompany interest income included in item 1.a above ....................................... | 4847           N/A | M.1.
2. Intracompany interest expense included in item 1.b above ...................................... | 4848           N/A | M.2.
                                                                                                   ______________________

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                         ________________
                                                                                                         | Year-to-date |
                                                                                                   ______ ______________
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Interest income booked at IBFs ................................................................ | 4849           N/A | 1.
2. Interest expense booked at IBFs ............................................................... | 4850           N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices          | ////////////////// |
   (excluding IBFs):                                                                               | ////////////////// |
   a. Gains (losses) and extraordinary items ..................................................... | 5491           N/A | 3.a.
   b. Fees and other noninterest income .......................................................... | 5492           N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at domestic | ////////////////// |
   offices (excluding IBFs) ...................................................................... | 4852           N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic offices   | ////////////////// |
   (excluding IBFs) .............................................................................. | 4853           N/A | 5.
                                                                                                   ______________________

                                                                 34

Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RI-7
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              __________
                                                                                                              |  I495  | < -
                                                                                                        ______ ________
                                                                                                        | Year-to-date |
                                                                                                  ______ ______________
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                 | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                  | ////////////////// |
    a. Net gains (losses) on other real estate owned ............................................ | 5415             0 | 1.a.
    b. Net gains (losses) on sales of loans ..................................................... | 5416           720 | 1.b.
    c. Net gains (losses) on sales of premises and fixed assets ................................. | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,          | ////////////////// |
    item 5.f.(2):                                                                                 | ////////////////// |
       _____________
    d. | TEXT 4461 |  INTERBANK CONTRACT SERVICES                                                 | 4461        19,982 | 1.d.
                    ______________________________________________________________________________
        ___________
    e. | TEXT 4462 |______________________________________________________________________________| 4462               | 1.e.
        ___________
    f. | TEXT 4463 |______________________________________________________________________________| 4463               | 1.f.
       _____________
 2. Other noninterest expense (from Schedule RI, item 7.c):                                       | ////////////////// |
    a. Amortization expense of intangible assets ................................................ | 4531        10,015 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                      | ////////////////// |
    b. Net (gains) losses on other real estate owned ............................................ | 5418             0 | 2.b.
    c. Net (gains) losses on sales of loans ..................................................... | 5419             0 | 2.c.
    d. Net (gains) losses on sales of premises and fixed assets ................................. | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,          | ////////////////// |
    item 7.c:                                                                                     | ////////////////// |
       _____________
    e. | TEXT 4464 |  BUSINESS EFFECTIVENESS - RESTRUCTURING CHARGE                               | 4464        14,300 | 2.e.
                    ______________________________________________________________________________
        ___________
    f. | TEXT 4467 |______________________________________________________________________________| 4467               | 2.f.
       ___________
    g. | TEXT 4468 |______________________________________________________________________________| 4468               | 2.g.
       _____________
 3. Extraordinary items and other adjustments and applicable income tax effect                    | ////////////////// |
    (from Schedule RI, item 11) (itemize and describe all extraordinary items and                 | ////////////////// |
    other adjustments):                                                                           | ////////////////// |
           _____________
    a. (1) | TEXT 4469 |__________________________________________________________________________| 4469               | 3.a.(1)
           _____________
       (2) Applicable income tax effect                                   | RIAD 4486 |           | ////////////////// | 3.a.(2)
           _____________                                                   _______________________
    b. (1) | TEXT 4487 |__________________________________________________________________________| 4487               | 3.b.(1)
           _____________
       (2) Applicable income tax effect                                   | RIAD 4488 |           | ////////////////// | 3.b.(2)
           _____________                                                   _______________________
    c. (1) | TEXT 4489 |__________________________________________________________________________| 4489               | 3.c.(1)
           _____________
       (2) Applicable income tax effect                                   | RIAD 4491 |           | ////////////////// | 3.c.(2)
                                                                           _______________________
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)        | ////////////////// |
    (itemize and describe all adjustments):                                                       | ////////////////// |
       _____________
    a. | TEXT 4492 |______________________________________________________________________________| 4492               | 4.a.
        ___________
    b. | TEXT 4493 |______________________________________________________________________________| 4493               | 4.b.
       _____________
 5. Cumulative effect of changes in accounting principles from prior years                        | ////////////////// |
    (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):     | ////////////////// |
       _____________
    a. | TEXT 4494 |______________________________________________________________________________| 4494               | 5.a.
        ___________
    b. | TEXT 4495 |______________________________________________________________________________| 4495               | 5.b.
       _____________
 6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)      | ////////////////// |
    (itemize and describe all corrections):                                                       | ////////////////// |
       _____________
    a. | TEXT 4496 |______________________________________________________________________________| 4496               | 6.a.
        ___________
    b. | TEXT 4497 |                                                                              | 4497               | 6.b.
       _________________________________________________________________________________________________________________


Legal Title of Bank:  Chase Bank of Texas, N.A.                 Call Date:  3/31/98  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                  Page RI-8
City, State   Zip:    Houston, TX  77252-2558                                        Printed  5/11/98 at 10:06
FDIC Certificate No.: |0|3|2|6|3|
                      -----------

SCHEDULE RI-E--CONTINUED

                                                                                                        ________________
                                                                                                        | Year-to-date |
                                                                                                  ______ ______________
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                  | ////////////////// |
    (itemize and describe all such transactions):                                                 | ////////////////// |
       _____________
    a. | TEXT 4498 |                                                                              | 4498               | 7.a.
        __________________________________________________________________________________________
    b. | TEXT 4499 |                                                                              | 4499               | 7.b.
       ___________________________________________________________________________________________
 8. Adjustments to allowance for credit losses (from Schedule RI-B, part II, item 5)              | ////////////////// |
    (itemize and describe all adjustments):                                                       | ////////////////// |
       _____________
    a. | TEXT 4521 |                                                                              | 4521               | 8.a.
        __________________________________________________________________________________________
       _____________
    b. | TEXT 4522 |                                                                              | 4522               | 8.b.
       ________________________________________________________________________________________________________________
 9. Other explanations (the space below is provided for the bank to briefly describe, at its      |   I498   |   I499  | < -
                                                                                                  ______________________
    option, any other significant items affecting the Report of Income):
               ___
    No comment | | (RIAD 4769)
               ___
    Other explanations (please type or print clearly):
    (TEXT 4769)



                                                            36